As filed with the Securities and Exchange Commission on May 2, 2005

                                                          FILE NO. 333-84797
                                                          FILE NO. 811-09525
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933 (X)

                       PRE-EFFECTIVE AMENDMENT NO.___ ( )

                       POST-EFFECTIVE AMENDMENT NO. 10 (X)

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 (X)

                              AMENDMENT NO. 11 (X)

                               RYDEX DYNAMIC FUNDS
               (Exact Name of Registrant as Specified in Charter)
                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (301) 296-5100

                               Carl G. Verboncoeur
                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850
               (Name and Address of Agent for Service of Process)

                                   Copies to:
                                 W. John McGuire
                           Morgan, Lewis & Bockius LLP
                           1111 Pennsylvania Ave, N.W.
                             Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

|X| immediately upon filing pursuant to paragraph (b) of rule 485

|_| on (date) pursuant to paragraph (b)(1)(v) of rule 485

|_| 60 days after filing pursuant to paragraph (a)(1) of rule 485

|_| on (date) pursuant to paragraph (a)(1) of rule 485

|_| 75 days after filing pursuant to paragraph (a)(2) of rule 485

|_| on (date) pursuant to paragraph (a)(2) of rule 485

--------------------------------------------------------------------------------

RYDEX DYNAMIC FUNDS
--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                  A-CLASS SHARES
                                                                  C-CLASS SHARES
                                                                     MAY 1, 2005

                                                                  TITAN 500 FUND
                                                                TEMPEST 500 FUND
                                                               VELOCITY 100 FUND
                                                                VENTURE 100 FUND
                                                        LONG DYNAMIC DOW 30 FUND
                                                     INVERSE DYNAMIC DOW 30 FUND

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RDYNAC-1-0506                                             [LOGO]RYDEXINVESTMENTS
                                                Essential for modern markets(TM)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RYDEX DYNAMIC FUNDS OVERVIEW                                                   1

        Titan 500 Fund                                                         2
        Tempest 500 Fund                                                       6
        Velocity 100 Fund                                                     10
        Venture 100 Fund                                                      14
        Long Dynamic Dow 30 Fund                                              18
        Inverse Dynamic Dow 30 Fund                                           21

INVESTMENTS AND RISK                                                          24

SHAREHOLDER INFORMATION                                                       31

TRANSACTION INFORMATION                                                       32

SALES CHARGES                                                                 33

BUYING FUND SHARES                                                            37

SELLING FUND SHARES                                                           39

EXCHANGING FUND SHARES                                                        41

RYDEX ACCOUNT POLICIES                                                        43

DISTRIBUTION AND SHAREHOLDER SERVICES                                         45

DIVIDENDS AND DISTRIBUTIONS                                                   46

TAX INFORMATION                                                               46

MANAGEMENT OF THE FUNDS                                                       48

FINANCIAL HIGHLIGHTS                                                          50

BENCHMARK INFORMATION                                                         54

                                                                    PROSPECTUS 1


                               RYDEX DYNAMIC FUNDS
                                 A-CLASS SHARES
                                 C-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850


             800.820.0888 O 301.296.5100 O WWW.RYDEXINVESTMENTS.COM


Rydex Dynamic Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Dynamic Funds" or the "Funds").


A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.


RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o     ARE NOT FEDERALLY INSURED

o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o     ARE NOT BANK DEPOSITS

o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2



TITAN 500 FUND (RYCTX)
--------------------------------------------------------------------------------


FUND OBJECTIVE

The Titan 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Titan 500 Master Fund, a separate series of the Trust with an identical investment objective.

The Titan 500 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Titan 500 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Titan 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Titan 500 Master Fund also may purchase equity securities.


PRINCIPAL RISKS

The Titan 500 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                    PROSPECTUS 3


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes down.

4


PERFORMANCE

The bar chart and table below show the performance of the Titan 500 Fund C-Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TITAN 500 FUND


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            2001            2002            2003             2004
           -------         -------         -------          -------
           -34.60          -47.09           52.07            16.72

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.09% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -35.18% (QUARTER ENDED SEPTEMBER 30, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)


                                                        FUND RETURN
                                                      AFTER TAXES ON
                                     FUND RETURN       DISTRIBUTIONS
                    FUND RETURN    AFTER TAXES ON       AND SALE OF     S&P 500
                   BEFORE TAXES   DISTSRIBUTIONS(2)   FUND SHARES(2)    INDEX(3)
--------------------------------------------------------------------------------
C-CLASS SHARES

PAST ONE YEAR         16.72%            16.72%            10.87%         10.89%

SINCE INCEPTION
(11/27/00)           -12.62%           -12.62%           -10.36%         -1.00%

A-CLASS SHARES

SINCE INCEPTION
(09/1/04)(4)          13.82%            13.82%             8.98%         10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE OFFERED BEGINNING 9/1/2004.

                                                                    PROSPECTUS 5


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Titan 500 Fund.


                                                              C-CLASS    A-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES(1) .......................................    NONE       NONE
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES(2)
(as a percentage of initial purchase price) ...............    None       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
(as a percentage of initial purchase price) ...............    1.00%      None
ANNUAL FUND OPERATING EXPENSES(4)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...........................................    0.90%      0.90%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES .........    1.00%      0.25%
OTHER EXPENSES ............................................    0.55%      0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES ......................    2.45%      1.61%


(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE TITAN 500 MASTER FUND.

EXAMPLE


This Example is intended to help you compare the cost of investing in C-Class Shares and A-Class Shares of the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


TITAN 500 FUND                     1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS
IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:              $357        $791        $1350        $2873

IF YOU DO NOT SELL YOUR
SHARES AT THE END OF THE PERIOD:    $257        $791        $1350        $2873

A-CLASS                             $636        $974          N/A          N/A

6



TEMPEST 500 FUND (RYCBX)
--------------------------------------------------------------------------------


FUND OBJECTIVE

The Tempest 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Tempest 500 Master Fund, a separate series of the Trust with an identical investment objective.

The Tempest 500 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Tempest 500 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Tempest 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


PRINCIPAL RISKS

The Tempest 500 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                    PROSPECTUS 7


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

8


INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes up.

PERFORMANCE

The bar chart and table below show the performance of the Tempest 500 Fund C-Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TEMPEST 500 FUND


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  2002            2003             2004
                 ------          -------          ------
                  36.54          -43.98           -20.67

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 32.79% (QUARTER ENDED SEPTEMBER 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -26.44% (QUARTER ENDED JUNE 30, 2003).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)


                                                        FUND RETURN
                                                      AFTER TAXES ON
                                     FUND RETURN       DISTRIBUTIONS
                   FUND RETURN     AFTER TAXES ON       AND SALE OF     S&P 500
                   BEFORE TAXES   DISTSRIBUTIONS(2)   FUND SHARES(2)    INDEX(3)
--------------------------------------------------------------------------------
C-CLASS SHARES
PAST ONE YEAR        -20.67%           -20.67%            -13.43%        10.89%

SINCE INCEPTION
(03/7/01)             -9.74%            -9.82%             -8.11%         0.58%

A-CLASS SHARES
SINCE INCEPTION
(09/1/04)(4)         -21.33%           -21.33%            -13.87%        10.20%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE OFFERED BEGINNING 9/1/2004.

                                                                    PROSPECTUS 9


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Tempest 500 Fund.


                                                              C-CLASS    A-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES(1) .......................................    NONE       NONE
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES(2)
(as a percentage of initial purchase price) ...............    None       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
(as a percentage of initial purchase price) ...............    1.00%      None
ANNUAL FUND OPERATING EXPENSES(4)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...........................................    0.90%      0.90%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES .........    1.00%      0.25%
OTHER EXPENSES ............................................    0.55%      0.50%
TOTAL ANNUAL FUND OPERATING EXPENSES ......................    2.45%      1.65%


(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE TEMPEST 500 MASTER FUND.

EXAMPLE


This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


TEMPEST 500 FUND                   1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS
IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:              $357       $791         $1350        $2873

IF YOU DO NOT SELL YOUR SHARES
AT THE END OF THE PERIOD:           $257       $791         $1350        $2873

A-CLASS                             $640       $986           N/A          N/A

10



VELOCITY 100 FUND (RYCCX)
--------------------------------------------------------------------------------


FUND OBJECTIVE

The Velocity 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Velocity 100 Master Fund, a separate series of the Trust with an identical investment objective.

The Velocity 100 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Velocity 100 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Velocity 100 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Velocity 100 Master Fund also may purchase equity securities.


PRINCIPAL RISKS

The Velocity 100 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                   PROSPECTUS 11


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Nasdaq 100 Index(R) goes down.

12


PERFORMANCE

The bar chart and table below show the performance of the Velocity 100 Fund C-Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

VELOCITY 100 FUND


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

            2001            2002            2003             2004
           -------         -------         -------          ------
           -69.90          -69.19           98.54            13.76

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 73.85% (QUARTER ENDED DECEMBER 31, 2004) AND THE LOWEST RETURN FOR A QUARTER WAS -62.97% (QUARTER ENDED SEPTEMBER 30, 2001).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)


                                                       FUND RETURN
                                                     AFTER TAXES ON
                                    FUND RETURN       DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON       AND SALE OF    NASDAQ 100
                  BEFORE TAXES   DISTSRIBUTIONS(2)   FUND SHARES(2)    INDEX(3)
--------------------------------------------------------------------------------
C-CLASS SHARES
PAST ONE YEAR        13.76%            13.76%             8.95%         10.43%

SINCE INCEPTION
(11/20/00)          -38.35%           -38.47%           -27.56%        -12.39%

A-CLASS SHARES
SINCE INCEPTION
(09/1/04)(4)         29.38%            29.39%            19.10%         17.64%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE OFFERED BEGINNING 9/1/2004.

                                                                   PROSPECTUS 13


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Velocity 100 Fund.


                                                              C-CLASS    A-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES(1) .......................................    NONE       NONE
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES(2)
(as a percentage of initial purchase price) ...............    None       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
(as a percentage of initial purchase price) ...............    1.00%      None
ANNUAL FUND OPERATING EXPENSES(4)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...........................................    0.90%      0.90%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES .........    1.00%      0.25%
OTHER EXPENSES ............................................    0.54%      0.43%
TOTAL ANNUAL FUND OPERATING EXPENSES ......................    2.44%      1.58%


(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE VELOCITY 100 MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


VELOCITY 100 FUND                  1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS
IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:              $356       $787         $1345        $2862

IF YOU DO NOT SELL YOUR SHARES
AT THE END OF THE PERIOD:           $256       $787         $1345        $2862

A-CLASS                             $633       $965           N/A          N/A

14



VENTURE 100 FUND (RYCDX)
--------------------------------------------------------------------------------


FUND OBJECTIVE

The Venture 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Venture 100 Master Fund, a separate series of the Trust with an identical investment objective.

The Venture 100 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Venture 100 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Venture 100 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


PRINCIPAL RISKS

The Venture 100 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                   PROSPECTUS 15


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Nasdaq 100 Index(R) goes up.

16


PERFORMANCE

The bar chart and table below show the performance of the Venture 100 Fund C-Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

VENTURE 100 FUND


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  2002            2003             2004
                 -------         -------          ------
                  50.09          -63.21           -25.20

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 66.50% (QUARTER ENDED JUNE 30, 2002) AND THE LOWEST RETURN FOR A QUARTER WAS -37.17% (QUARTER ENDED DECEMBER 31, 2002).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)


                                                      FUND RETURN
                                                     AFTER TAXES ON
                                    FUND RETURN      DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON      AND SALE OF     NASDAQ 100
                  BEFORE TAXES   DISTSRIBUTIONS(2)   FUND SHARES(2)    INDEX(3)
--------------------------------------------------------------------------------
C-CLASS SHARES
PAST ONE YEAR       -25.20%           -25.20%           -16.38%         10.43%

SINCE INCEPTION
(03/8/01)           -24.11%           -24.33%           -19.04%         -4.57%

A-CLASS SHARES
SINCE INCEPTION
(09/1/04)(4)        -32.25%           -32.25%           -20.96%         17.64%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(4) INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. A-CLASS SHARES WERE OFFERED BEGINNING 9/1/2004.

                                                                   PROSPECTUS 17


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Venture 100 Fund.


                                                              C-CLASS    A-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES(1) .......................................    NONE       NONE
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES(2)
(as a percentage of initial purchase price) ...............    None       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
(as a percentage of initial purchase price) ...............    1.00%      None
ANNUAL FUND OPERATING EXPENSES(4)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...........................................    0.90%      0.90%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES..........    1.00%      0.25%
OTHER EXPENSES ............................................    0.55%      0.39%
TOTAL ANNUAL FUND OPERATING EXPENSES ......................    2.45%      1.54%


(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE VENTURE 100 MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


VENTURE 100 FUND                   1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS
IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:              $357       $791         $1350        $2873

IF YOU DO NOT SELL YOUR SHARES
AT THE END OF THE PERIOD:           $257       $791         $1350        $2873

A-CLASS                             $629       $953           N/A          N/A

18



LONG DYNAMIC DOW 30 FUND
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Long Dynamic Dow 30 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial Average(SM) (the "underlying index").


If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the value of the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Long Dynamic Dow 30 Master Fund, a separate series of the Trust with an identical investment objective.

The Long Dynamic Dow 30 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Long Dynamic Dow 30 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Long Dynamic Dow 30 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Long Dynamic Dow 30 Master Fund also may purchase equity securities.


Under normal circumstances, the Long Dynamic Dow 30 Master Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform similarly to those of the underlying index. This is a non-fundamental policy that can be changed by the Long Dynamic Dow 30 Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Long Dynamic Dow 30 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation

                                                                   PROSPECTUS 19


programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE


Investors who expect the Dow Jones Industrial Average(SM) to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones Industrial Average(SM) goes down.


PERFORMANCE

The Long Dynamic Dow 30 Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

20


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Long Dynamic Dow 30 Fund.


                                                              C-CLASS    A-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES(1) .......................................     NONE       NONE
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES(2)
(AS A PERCENTAGE OF INITIAL PURCHASE PRICE) ...............     None       4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
(as a percentage of initial purchase price) ...............     1.00%      None
ANNUAL FUND OPERATING EXPENSES(4)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...........................................     0.90%      0.90%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES .........     1.00%      0.25%
OTHER EXPENSES ............................................     0.51%      0.41%
TOTAL ANNUAL FUND OPERATING EXPENSES ......................     2.41%      1.56%


(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST.. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE LONG DYNAMIC DOW 30 MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


LONG DYNAMIC DOW 30 FUND           1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS
IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:              $353       $778         $1329        $2831

IF YOU DO NOT SELL YOUR SHARES
AT THE END OF THE PERIOD:           $253       $778         $1329        $2831

A-CLASS                             $631       $959           N/A          N/A

                                                                   PROSPECTUS 21



INVERSE DYNAMIC DOW 30 FUND
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Inverse Dynamic Dow 30 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Dow Jones Industrial Average(SM) (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse Dynamic Dow 30 Master Fund, a separate series of the Trust with an identical investment objective.

The Inverse Dynamic Dow 30 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Inverse Dynamic Dow 30 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Inverse Dynamic Dow 30 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


Under normal circumstances, the Inverse Dynamic Dow 30 Master Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. This is a non-fundamental policy that can be changed by the Inverse Dynamic Dow 30 Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Inverse Dynamic Dow 30 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these

22


programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE


Investors who expect the Dow Jones Industrial Average(SM) to go down and want highly accelerated investment gains when that index does so. These

                                                                   PROSPECTUS 23



investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones Industrial Average(SM) goes up.


PERFORMANCE

The Inverse Dynamic Dow 30 Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold C-Class Shares or A-Class Shares of the Inverse Dynamic Dow 30 Fund.

                                                              C-CLASS    A-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES(1) .......................................    NONE       NONE
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES(2)
(as a percentage of initial purchase price) ...............    1.00%      4.75%
MAXIMUM DEFERRED SALES CHARGE (LOAD)(3)
(as a percentage of initial purchase price) ...............    1.00%      1.00%
ANNUAL FUND OPERATING EXPENSES(4)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ...........................................    0.90%      0.90%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES .........    1.00%      0.25%
OTHER EXPENSES ............................................    0.53%      0.47%
TOTAL ANNUAL FUND OPERATING EXPENSES ......................    2.43%      1.62%


(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.


(4) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE DYNAMIC DOW 30 MASTER FUND.


EXAMPLE

This Example is intended to help you compare the cost of investing in C-Class Shares or A-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


INVERSE DYNAMIC DOW 30 FUND        1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
C-CLASS
IF YOU SELL YOUR SHARES AT
THE END OF THE PERIOD:              $355        $784        $1340         $2852

IF YOU DO NOT SELL YOUR
SHARES AT THE END OF THE PERIOD:    $255        $784        $1340         $2852

A-CLASS                             $637        $977          N/A           N/A

24


MORE INFORMATION ABOUT FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

Each Dynamic Fund's objective is to provide investment results that match the performance measured on a daily basis of a specific benchmark. The investment objective of each Dynamic Fund is non-fundamental and may be changed without shareholder approval. The current benchmark used by each Dynamic Fund is set forth below:

FUND NAME                    BENCHMARK

TITAN 500 FUND               200% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

TEMPEST 500 FUND             200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE
                             S&P 500(R) INDEX

VELOCITY 100 FUND            200% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

VENTURE 100 FUND             200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE
                             NASDAQ 100 INDEX(R)

LONG DYNAMIC DOW 30 FUND     200% OF THE PERFORMANCE OF THE DOW JONES INDUSTRIAL
                             AVERAGE(SM)

INVERSE DYNAMIC DOW 30 FUND  200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE
                             DOW JONES INDUSTRIAL AVERAGE(SM)

A BRIEF GUIDE TO THE BENCHMARKS

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq").


THE DOW JONES INDUSTRIAL AVERAGE INDEX(SM). The Dow Jones Industrial Average Index(SM) is a price-weighted index of 30 "blue-chip" U.S. stocks. The index is published by Dow Jones & Company, Inc. and the component stocks are selected by editors of the Wall Street Journal. The components tend to be market leaders in their respective industries and their stocks are typically widely held by individuals and institutional investors.

                                                                   PROSPECTUS 25


--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time.
--------------------------------------------------------------------------------

MASTER-FEEDER INVESTMENT STRUCTURE

As discussed in their respective Fund Overviews, the Funds pursue their respective investment objectives indirectly by investing through what is referred to as a "master-feeder arrangement." Under the master-feeder arrangement, a Fund's investment portfolio is comprised solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, e.g., the Titan 500 Fund acts as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

Rydex Investments (the "Advisor") manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder fund level. This arrangement avoids a "layering" of fees, e.g., each Fund's Total Annual Operating Expenses have not increased as a result of investing through a master-feeder arrangement. In addition, the Advisor may discontinue investing through the master-feeder arrangement and manage the Funds directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.

26


ADVISOR'S PORTFOLIO INVESTMENT STRATEGY IN MANAGING THE DYNAMIC MASTER FUNDS

In managing the Dynamic Master Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible on a daily basis. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Advisor pursues the Dynamic Funds' investment objectives by regularly utilizing leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. In addition, the Advisor will regularly utilize short selling techniques designed to help the performance to inversely correlate to 200% of the performance of the relevant benchmark.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

WHO MAY WANT TO INVEST IN THE RYDEX DYNAMIC FUNDS

The Dynamic Funds may be appropriate for investors who believe that over the long term, the value of a particular index will increase or decrease, and that by investing with the objective of doubling the index's daily return they will achieve superior results over time. Investors should understand that since each Fund seeks to double the daily performance of the index underlying its benchmark, it should have twice the daily volatility of a conventional index fund. This increases the potential risk of loss.

The Dynamic Funds may be appropriate for investors who use a portfolio investment strategy that relies on frequent buying, selling, or exchanging among stock mutual funds, since the Funds do not limit how often an investor may exchange among Funds. In addition, the Funds do not impose any transaction fees when investors exchange shares. The Funds provide multiple opportunities for investors to capitalize on market trends and to capture market momentum with intra-day Fund share pricing and trading. Dynamic asset allocators may also utilize intra-day trading as a defensive strategy to react to market movements before investments are adversely affected.

The Dynamic Funds may also be appropriate for investors who use an investment strategy that involves the strategic allocation of investments among different asset classes. By utilizing consistently applied leverage, the Funds' portfolio investment strategy can create alternative investment opportunities for strategic asset allocators who seek to match the S&P 500's, Nasdaq 100's

                                                                   PROSPECTUS 27


or Dow Jones's daily return because less capital is needed to achieve a desired exposure. For example, an investor might invest $50,000 in a conventional S&P 500(R) Index fund. Alternatively, that same investor could invest half that amount - $25,000 - in the Titan 500 Fund and target the same daily return. This increased cash position could then be used for a tactical overlay, such as the introduction of an additional asset class or an undervalued market sector.


PRINCIPAL RISKS OF INVESTING IN THE FUNDS


As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS) - The Funds invest primarily in instruments that attempt to track the price movement of equity indices as well as equity securities, including common stocks. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of each of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets and use of leverage, an investment in the Funds may be more suitable for investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (ALL FUNDS) - None of the Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the Velocity 100 Fund's and the Venture 100 Fund's benchmark - the Nasdaq 100 Index(R) - is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (ALL FUNDS) - While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, certain factors may affect their ability to achieve close correlation. These factors may

28


include Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

                                                                   PROSPECTUS 29


      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


SHORT SALES RISK (TEMPEST 500, VENTURE 100 AND INVERSE DYNAMIC DOW 30 FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the

30



commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.


SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                   PROSPECTUS 31


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

C-Class Shares and A-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT


You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance for C-Class Shares or A-Class Shares are:

o $1,000 for retirement accounts

o $2,500 for all other accounts

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.


o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.


o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.

32


TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Dynamic Funds calculate NAV twice each Business Day, first in the morning and again in the afternoon. The morning NAV is calculated as of 10:45 a.m., Eastern Time and the afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time).

If the primary exchange or market where a Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time. On days when the exchange or market is scheduled to close early, such as the day before a holiday, the Dynamic Funds will only calculate NAV once at the close of the exchange or market. For more information on these early closings, please call 800.820.0888 or visit the Rydex web site - www.rydexinvestments.com.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, such as instances where the value of a security has been materially affected by events occurring after the market closes, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 33


TRANSACTION CUT-OFF TIMES


All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, distributor, or authorized dealer subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor.


                                MORNING                   AFTERNOON
  METHOD           FUND         CUT-OFF                   CUT-OFF
--------------------------------------------------------------------------------
  By Mail          All Funds    Not Available             Market Close
  By Phone         All Funds    10:30 AM Eastern Time     3:45 PM Eastern Time
  By Internet      All Funds    10:30 AM Eastern Time     3:55 PM Eastern Time
  By Financial
  Intermediary*    All Funds    10:30 AM Eastern Time     Market Close

* EACH INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY


You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Funds. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.


SALES CHARGES
--------------------------------------------------------------------------------


C-CLASS SHARES


You can buy C-Class Shares at the offering price, which is the net asset value per share, without any up-front sales charge so that the full amount of your purchase is invested in the Funds. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission equal to 1.00% of the purchase price of your investment in

34


connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

o purchased through a financial intermediary that has entered into arrangements with the Distributor to forego transaction-based compensation in connection with the initial purchase;

o purchased by reinvesting dividends;

o following the death or disability of a shareholder;

o that, in the aggregate, do not exceed 10% of the current market value of the Shares; and

o resulting from the Funds' right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                      SALES CHARGE AS %     SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                  OF OFFERING PRICE     NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000                          4.75%                  4.99%
$100,000 but less than $250,000             3.75%                  3.90%
$250,000 but less than $500,000             2.75%                  2.83%
$500,000 but less than $1,000,000           1.60%                  1.63%
$1,000,000 or greater                          *                      *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

                                                                   PROSPECTUS 35


HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. New purchases of A-Class Shares of the U.S. Government Money Market Fund (the "Rydex Money Market Fund"), which is offered in a separate prospectus, and existing holdings of A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Funds, as discussed below.

o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares (offered in a separate prospectus) of Rydex Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Fund with A-Class Shares of any other Fund to reduce the sales charge rate that applies to purchases of each Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

36


o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:


o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (e.g., spouse, children, mother or father).


o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

o Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

o New purchases of A-Class Shares of the Money Market Fund, which are offered in a separate prospectus.

o  A-Class Shares purchased by reinvesting dividends and distributions.


o When exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge.

                                                                   PROSPECTUS 37


BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

PURCHASE PROCEDURES

The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

--------------------------------------------------------------------------------
BY MAIL

IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK.

CALL RYDEX SHAREHOLDER SERVICES TO REQUEST A RETIREMENT ACCOUNT INVESTOR APPLICATION KIT.
--------------------------------------------------------------------------------
      INITIAL PURCHASE                          SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
Complete the account                       Complete the Rydex
application that corresponds               investment slip included with
to the type of account you                 your quarterly statement or
are opening.                               send written purchase
                                           instructions that include:
o  MAKE SURE TO DESIGNATE
WHICH RYDEX FUND(S) YOU                    o  YOUR NAME
WANT TO PURCHASE.
                                           o  YOUR SHAREHOLDER ACCOUNT
o  MAKE SURE YOUR INVESTMENT               NUMBER
MEETS THE ACCOUNT MINIMUM.
                                           o WHICH RYDEX FUND(S) YOU
                                           WANT TO PURCHASE.
--------------------------------------------------------------------------------
                    Make your check payable to RYDEX FUNDS.
--------------------------------------------------------------------------------
      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
--------------------------------------------------------------------------------
   Include the name of the Rydex Fund(s) you want to purchase on your check.

              IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
             PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
               U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED
                            IN A SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------

Mail your application and                   Mail your written purchase
       check to:                            instructions and check to:

--------------------------------------------------------------------------------
MAILING ADDRESS:

Rydex Funds
Attn: Ops. Dept.
9601 Blackwell Road, Suite 500
Rockville, MD 20850
--------------------------------------------------------------------------------

38


--------------------------------------------------------------------------------
BY WIRE

RYDEX FAX NUMBER: 301.296.5103

RYDEX SHAREHOLDER SERVICES PHONE NUMBER: 800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
      INITIAL PURCHASE                         SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
Obtain an account number                   Be sure to designate in your
by completing the account                  wire instructions which
application that corresponds               Rydex Fund(s) you want to
to the type of account you                 purchase.
are opening. Then, fax or
mail it to Rydex.

o  MAKE SURE TO DESIGNATE
WHICH RYDEX FUND(S) YOU
WANT TO PURCHASE.

o MAKE SURE YOUR INVESTMENT
MEETS THE ACCOUNT MINIMUM.
--------------------------------------------------------------------------------
To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
PURCHASING:

o  Account Number

o  Fund Name

o  Amount of Wire


o  Fed Wire Reference Number(upon request)


You will receive a confirmation number to verify that your purchase order has been accepted.


             IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE
                  INCOMING WIRE, YOUR PURCHASE ORDER CANNOT BE
                     PROCESSED UNTIL THE NEXT BUSINESS DAY.

--------------------------------------------------------------------------------
WIRE INSTRUCTIONS:


U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Rydex Funds
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]


              IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
             PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
           U.S. GOVERNMENT MONEY MARKET FUNDFUND, WHICH IS OFFERED IN
                             A SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------


BY INTERNET (ACH)             Follow the directions on the Rydex Web site -
                                         www.rydexinvestments.com

--------------------------------------------------------------------------------

                                                                   PROSPECTUS 39


CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

o  if your bank does not honor your check for any reason

o  if the transfer agent does not receive your wire transfer

o  if the transfer agent does not receive your ACH transfer

o  if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------


The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV, subject to any applicable CDSC, after the transfer agent processes and the Fund receives your redemption order. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.


The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES


You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds offer you the option to send redemption orders by:


--------------------------------------------------------------------------------
                   Rydex Funds
MAIL               Attn: Ops. Dept.
                   9601 Blackwell Road, Suite 500
                   Rockville, MD 20850
--------------------------------------------------------------------------------
                   301.296.5103
                   If you send your redemption order by fax, you should call
FAX                Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
TELEPHONE          800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

40


Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o  your name

o  your shareholder account number

o  Fund name(s)

o  dollar amount or number of shares you would like to sell

o  whether you want your sale proceeds sent to you by check, wire or ACH

o  signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.

REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS


Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.


RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.


All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be in writing and must include a signature guarantee.


--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------


LOW BALANCE ACCOUNTS

The Funds may redeem your shares if the value of your account falls below the required minimum investment amount due to redemption activity. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of

                                                                   PROSPECTUS 41



your shares. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason.

The Funds reserve the right to close your account in cases of abusive, harassing or threatening conduct or suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of C-Class Shares of any Fund for C-Class Shares of any other Fund, and of A-Class Shares of any Fund for A-Class Shares of any other Fund on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
                   Rydex Funds
MAIL               Attn: Ops. Dept.
                   9601 Blackwell Road, Suite 500
                   Rockville, MD 20850
--------------------------------------------------------------------------------
                   301.296.5103
                   If you send your exchange request by fax, you should call
FAX                Rydex shareholder services at 800.820.0888 to verify that
                   your fax was received.
--------------------------------------------------------------------------------
TELEPHONE          800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

INTERNET           Follow the directions on the Rydex web site -
                   www.rydexinvestments.com
--------------------------------------------------------------------------------


Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o  your name

o  your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

42


o dollar amount, number of shares or percentage of Fund position involved in the exchange


o signature of account owner(s) (not required for telephone or internet exchanges)


You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS


The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.


EXCHANGES WITH OTHER RYDEX FUNDS


Investors may make exchanges on any Business Day of C-Class Shares of any Dynamic Fund for C-Class Shares, and A-Class Shares of any Dynamic Fund for A-Class Shares, of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow unlimited trading. If you are contemplating an exchange for C-Class Shares or A-Class Shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

                                                                   PROSPECTUS 43


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET


Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk

44



of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.


STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES


eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.


SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

o  $15 for wire transfers of redemption proceeds under $5,000

o  $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o  $25 for bounced draft checks or ACH transactions


o  $15 per year for low balance accounts


Rydex reserves the right to change any of these fees or add additional service fees at any time.

                                                                   PROSPECTUS 45


RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.


DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


C-CLASS SHARES


The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "C-Class Plan") applicable to C-Class Shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds' average daily net assets. The annual 0.75% distribution fee reimburses Rydex Distributors, Inc. (the "Distributor") for paying your intermediary an on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an on-going basis, over time these fees may cost you more than other types of sales charges.

A-CLASS SHARES

The Funds have adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Funds to pay distribution fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

46


OTHER COMPENSATION TO DEALERS


In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS


Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.


DIVIDEND PAYMENT OPTIONS


Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.


TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax

                                                                   PROSPECTUS 47



treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

48


STATE TAX CONSIDERATIONS


A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since the Funds' inception over 10 years ago, and serves as sub-adviser to several other mutual funds.


The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December, 31, 2004 based on the average daily net assets for each Fund, as set forth below:


FUND                                                               ADVISORY FEE*
--------------------------------------------------------------------------------
TITAN 500 FUND .................................................       0.90%
TEMPEST 500 FUND ...............................................       0.90%
VELOCITY 100 FUND ..............................................       0.90%
VENTURE 100 FUND ...............................................       0.90%
LONG DYNAMIC DOW 30 FUND .......................................       0.90%
INVERSE DYNAMIC DOW 30 FUND ....................................       0.90%

*  THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


PORTFOLIO MANAGEMENT


Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers are members of the Rydex Investment Committee and together they share final portfolio management decision making authority.

                                                                   PROSPECTUS 49


MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.


WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investments. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Strategy Committee, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University.

JIM KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Strategy Committee, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland.

Additional Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

50


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of C-Class Shares and A-Class Shares. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a C-Class Share of a Fund or A-Class Share of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements and related notes, appears in the Rydex Dynamic Funds' 2004 Annual Report. The 2004 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                               NET REALIZED    NET INCREASE
                                   NET ASSET       NET             AND          (DECREASE)         DISTRIBUTIONS     DISTRIBUTIONS
                                    VALUE,     INVESTMENT      UNREALIZED      IN NET ASSET          FROM NET          FROM NET
                                   BEGINNING     INCOME      GAINS (LOSSES)   VALUE RESULTING       INVESTMENT         REALIZED
                                   OF PERIOD     (LOSS)+      ON SECURITIES   FROM OPERATIONS         INCOME         CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------------
TITAN 500 FUND -- A-CLASS
    DECEMBER 31, 2004*             $  31.91      $ (.07)        $   6.29         $   6.22             $  --            $    --

TITAN 500 FUND -- C-CLASS
    DECEMBER 31, 2004                 31.57        (.52)            5.80             5.28                --                 --
    December 31, 2003                 20.76        (.38)           11.19            10.81                --                 --
    December 31, 2002++               39.24        (.42)          (18.06)          (18.48)               --                 --
    December 31, 2001++               60.00        (.57)          (20.19)          (20.76)               --                 --
    December 31, 2000*++              64.02         .18            (4.20)           (4.02)               --                 --

TEMPEST 500 FUND -- A-CLASS
    DECEMBER 31, 2004*                50.99        (.11)           (8.77)           (8.88)               --                 --

TEMPEST 500 FUND -- C-CLASS
    DECEMBER 31, 2004                 51.58        (.73)           (9.93)          (10.66)               --                 --
    December 31, 2003                 92.07       (1.03)          (39.46)          (40.49)               --                 --
    December 31, 2002                 67.98       (1.36)           26.19            24.83                --               (.74)
    December 31, 2001*                61.02        (.88)            7.84             6.96                --                 --

VELOCITY 100 FUND -- A-CLASS
    DECEMBER 31, 2004*             $  16.73      $ (.10)        $   6.09         $   5.99             $  --            $    --

VELOCITY 100 FUND -- C-CLASS
    DECEMBER 31, 2004                 18.82        (.27)            2.86             2.59                --                 --
    December 31, 2003                  9.69        (.22)            9.77             9.55                --               (.42)
    December 31, 2002                 31.45        (.19)          (21.57)          (21.76)               --                 --
    December 31, 2001                104.50        (.45)          (72.60)          (73.05)               --                 --
    December 31, 2000*++             160.00       (2.00)          (53.50)          (55.50)               --                 --

  * Since the commencement of operations: November 27, 2000--Titan 500 Fund C-Class; March 7, 2001--Tempest 500 Fund C-Class; September 1, 2004--Titan 500 Fund A-Class and Tempest 500 Fund A-Class.

 **   Annualized

*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

  +   Calculated using the average daily shares outstanding for the year.

 ++ Per share amounts for periods ended December 31, 2000 through December 31, 2002 have been restated to reflect a 1:3 reverse stock split effective April 21, 2003.

  @ Expense Ratios to Average Net Assets include expenses of the corresponding Master Portfolio.

                                                                   PROSPECTUS 51


                                                    NET INCREASE      NET ASSET
                                                    (DECREASE) IN      VALUE,        TOTAL
                                      TOTAL           NET ASSET        END OF      INVESTMENT
                                  DISTRIBUTIONS         VALUE          PERIOD        RETURN
                                  -----------------------------------------------------------
TITAN 500 FUND -- A-CLASS
    DECEMBER 31, 2004*               $   --           $    6.22        $ 38.13        19.49%

TITAN 500 FUND -- C-CLASS
    DECEMBER 31, 2004                    --                5.28          36.85        16.72%
    December 31, 2003                    --               10.81          31.57        52.07%
    December 31, 2002++                  --              (18.48)         20.76       (47.09)%
    December 31, 2001++                  --              (20.76)         39.24       (34.60)%
    December 31, 2000*++                 --               (4.02)         60.00        (6.28)%
TEMPEST 500 FUND -- A-CLASS
    DECEMBER 31, 2004*                   --               (8.88)         42.11       (17.42)%

TEMPEST 500 FUND -- C-CLASS
    DECEMBER 31, 2004                    --              (10.66)         40.92       (20.67)%
    December 31, 2003                    --              (40.49)         51.58       (43.98)%
    December 31, 2002                  (.74)              24.09          92.07        36.54%
    December 31, 2001*                   --                6.96          67.98        11.41%
VELOCITY 100 FUND -- A-CLASS
    DECEMBER 31, 2004*               $   --           $    5.99        $ 22.72        35.80%

VELOCITY 100 FUND -- C-CLASS
    DECEMBER 31, 2004                    --                2.59          21.41        13.76%
    December 31, 2003                  (.42)               9.13          18.82        98.54%
    December 31, 2002                    --              (21.76)          9.69       (69.19)%
    December 31, 2001                    --              (73.05)         31.45       (69.90)%
    December 31, 2000*++                 --              (55.50)        104.50       (34.69)%

                                                RATIOS TO
                                           AVERAGE NET ASSETS:
                                  -------------------------------------
                                                                NET                     NET ASSETS,
                                                             INVESTMENT   PORTFOLIO       END OF
                                    GROSS          NET         INCOME     TURNOVER     PERIOD (000'S
                                  EXPENSES@    EXPENSES@       (LOSS)     RATE***        OMITTED)
                                  ------------------------------------------------------------------
TITAN 500 FUND -- A-CLASS
    DECEMBER 31, 2004*               1.61%**      1.61%**     (0.68)%**      190%      $      1,555

TITAN 500 FUND -- C-CLASS
    DECEMBER 31, 2004                2.45%        2.45%       (1.52)%        190%            77,838
    December 31, 2003                2.46%        2.46%       (1.52)%        769%            70,715
    December 31, 2002++              2.50%        2.50%       (1.56)%      1,227%            11,491
    December 31, 2001++              2.64%        2.50%       (2.08)%      1,494%             7,965
    December 31, 2000*++             2.50%**      2.50%**      3.10%**         0%               190

TEMPEST 500 FUND -- A-CLASS
    DECEMBER 31, 2004*               1.65%**      1.65%**     (0.72)%**        0%             1,498

TEMPEST 500 FUND -- C-CLASS
    DECEMBER 31, 2004                2.45%        2.45%       (1.52)%          0%            28,465
    December 31, 2003                2.46%        2.46%       (1.52)%          0%            33,841
    December 31, 2002                2.50%        2.50%       (1.49)%          0%            16,786
    December 31, 2001*               2.50%**      2.50%**     (1.52)%**        0%             1,231

VELOCITY 100 FUND -- A-CLASS
    DECEMBER 31, 2004*               1.58%**      1.58%**     (0.65)%**      154%             2,308

VELOCITY 100 FUND -- C-CLASS
    DECEMBER 31, 2004                2.44%        2.44%       (1.51)%        154%            86,591
    December 31, 2003                2.46%        2.46%       (1.52)%        530%            54,498
    December 31, 2002                2.50%        2.50%       (1.54)%        298%            15,311
    December 31, 2001                2.50%        2.50%       (1.58)%        733%            15,205
    December 31, 2000*++             2.50%**      2.50%**    (14.36)%**      757%                83

52


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    NET REALIZED     NET INCREASE
                                        NET ASSET       NET             AND           (DECREASE)      DISTRIBUTIONS   DISTRIBUTIONS
                                          VALUE,    INVESTMENT       UNREALIZED      IN NET ASSET       FROM NET        FROM NET
                                        BEGINNING     INCOME       GAINS (LOSSES)  VALUE RESULTING     INVESTMENT       REALIZED
                                        OF PERIOD     (LOSS)+      ON SECURITIES   FROM OPERATIONS       INCOME       CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------------------
VENTURE 100 FUND -- A-CLASS
    DECEMBER 31, 2004*                     28.20         (.04)         (8.10)              (8.14)             --              --

VENTURE 100 FUND -- C-CLASS
    DECEMBER 31, 2004                      26.15         (.38)         (6.21)              (6.59)             --              --
    December 31, 2003                      71.08         (.58)        (44.35)             (44.93)             --              --
    December 31, 2002                      48.72        (1.13)         25.48               24.35              --           (1.99)
    December 31, 2001*                     57.68         (.69)         (8.27)              (8.96)             --              --

LONG DYNAMIC DOW 30 FUND -- A-CLASS
    DECEMBER 31, 2004*                  $  22.72     $   (.05)     $    2.72          $     2.67          $   --         $    --

LONG DYNAMIC DOW 30 FUND -- C-CLASS
    DECEMBER 31, 2004*                     25.00         (.30)           .52                 .22              --              --

INVERSE DYNAMIC DOW 30 FUND -- A-CLASS
    DECEMBER 31, 2004*                     52.00         (.11)         (6.29)              (6.40)             --            (.19)

INVERSE DYNAMIC DOW 30 FUND -- C-CLASS
    DECEMBER 31, 2004*                     50.00         (.69)         (4.02)              (4.71)             --            (.19)

  * Since the commencement of operations: November 27, 2000--Titan 500 Fund C-Class; March 7, 2001--Tempest 500 Fund C-Class; September 1, 2004--Titan 500 Fund A-Class and Tempest 500 Fund A-Class.

 **   Annualized

*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

  +   Calculated using the average daily shares outstanding for the year.

 ++ Per share amounts for periods ended December 31, 2000 through December 31, 2002 have been restated to reflect a 1:3 reverse stock split effective April 21, 2003.

  @ Expense Ratios to Average Net Assets include expenses of the corresponding Master Portfolio.

                                                                   PROSPECTUS 53


                                                           NET INCREASE    NET ASSET
                                                           (DECREASE) IN     VALUE,       TOTAL
                                              TOTAL          NET ASSET      END OF      INVESTMENT
                                          DISTRIBUTIONS        VALUE        PERIOD        RETURN
--------------------------------------------------------------------------------------------------
VENTURE 100 FUND -- A-CLASS
    DECEMBER 31, 2004*                            --           (8.14)         20.06      (28.87)%

VENTURE 100 FUND -- C-CLASS
    DECEMBER 31, 2004                             --           (6.59)         19.56      (25.20)%
    December 31, 2003                             --          (44.93)         26.15      (63.21)%
    December 31, 2002                          (1.99)          22.36          71.08       50.09%
    December 31, 2001*                            --           (8.96)         48.72      (15.53)%

LONG DYNAMIC DOW 30 FUND -- A-CLASS
    DECEMBER 31, 2004*                       $    --         $  2.67       $  25.39       11.75%

LONG DYNAMIC DOW 30 FUND -- C-CLASS
    DECEMBER 31, 2004*                            --             .22          25.22        0.88%

INVERSE DYNAMIC DOW 30 FUND -- A-CLASS
    DECEMBER 31, 2004*                          (.19)          (6.59)         45.41      (12.30)%

INVERSE DYNAMIC DOW 30 FUND -- C-CLASS
     DECEMBER 31, 2004*                         (.19)          (4.90)         45.10       (9.42)%

                                                        RATIOS TO
                                                   AVERAGE NET ASSETS:
                                          --------------------------------------
                                                                               NET                      NET ASSETS,
                                                                            INVESTMENT     PORTFOLIO      END OF
                                             GROSS                NET         INCOME        TURNOVER   PERIOD (000'S
                                           EXPENSES@           EXPENSES@      (LOSS)        RATE***      OMITTED)
                                          --------------------------------------------------------------------------
VENTURE 100 FUND -- A-CLASS
    DECEMBER 31, 2004*                        1.54%**           1.54%**      (0.61)%**          0%            639

VENTURE 100 FUND -- C-CLASS
    DECEMBER 31, 2004                         2.45%             2.45%        (1.52)%            0%         27,640
    December 31, 2003                         2.46%             2.46%        (1.52)%            0%         38,597
    December 31, 2002                         2.50%             2.50%        (1.60)%            0%         22,654
    December 31, 2001*                        2.50%**           2.50%**      (1.42)%**          0%          5,794

                                                        TOTAL
                                                      EXPENSES@
--------------------------------------------------------------------------------------------------------------------
LONG DYNAMIC DOW 30 FUND -- A-CLASS
DECEMBER 31, 2004*                                     1.56%**               (0.63)%**        796%        $   359

LONG DYNAMIC DOW 30 FUND -- C-CLASS
DECEMBER 31, 2004*                                     2.41%**               (1.48)%**        796%          4,368

INVERSE DYNAMIC DOW 30 FUND -- A-CLASS
DECEMBER 31, 2004*                                     1.62%**               (0.69)%**          0%            347

INVERSE DYNAMIC DOW 30 FUND -- C-CLASS
DECEMBER 31, 2004*                                     2.43%**               (1.50)%**          0%            455

54


BENCHMARK INFORMATION
--------------------------------------------------------------------------------

STANDARD & POOR'S, NASDAQ AND DOW JONES & COMPANY (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE THE FUNDS AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

      o THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

      o THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

      o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

      o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

      o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

      o RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

      o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

      o WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

      o WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.


"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500" AND "500," ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.


DOW JONES, DOW JONES INDUSTRIAL AVERAGE(SM), DJIA(SM), OR OTHER RELEVANT MARKS/NAMES OF THE INDEX ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. DOW JONES HAS NO RELATIONSHIP TO THE RYDEX FUNDS, OTHER THAN THE LICENSING OF THE DOW JONES INDUSTRIAL AVERAGE (DJIA) AND ITS SERVICE MARKS FOR USE IN CONNECTION WITH THE FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                   PROSPECTUS 55



ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MAY 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX DYNAMIC FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.


THE TRUST'S SEC REGISTRATION NUMBER IS 811-09525.

56


--------------------------------------------------------------------------------

This page intentionally left blank.

                                                                   PROSPECTUS 57


--------------------------------------------------------------------------------

This page intentionally left blank.

[LOGO]RYDEXINVESTMENTS
      Essential for modern markets(TM)

      9601 Blackwell Road
      Suite 500
      Rockville, MD 20850
      800.820.0888

      www.rydexinvestments.com

--------------------------------------------------------------------------------

RYDEX DYNAMIC FUNDS
--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                  H-CLASS SHARES
                                                                     MAY 1, 2005

                                                                  TITAN 500 FUND
                                                                TEMPEST 500 FUND
                                                               VELOCITY 100 FUND
                                                                VENTURE 100 FUND
                                                        LONG DYNAMIC DOW 30 FUND
                                                     INVERSE DYNAMIC DOW 30 FUND

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RDYNH-1-0506                                              [LOGO]RYDEXINVESTMENTS
                                                Essential for modern markets(TM)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RYDEX DYNAMIC FUNDS OVERVIEW                                                   1

     Titan 500 Fund                                                            2
     Tempest 500 Fund                                                          6
     Velocity 100 Fund                                                        10
     Venture 100 Fund                                                         14
     Long Dynamic Dow 30 Fund                                                 18
     Inverse Dynamic Dow 30 Fund                                              21

INVESTMENTS AND RISKS                                                         24

SHAREHOLDER INFORMATION                                                       31

TRANSACTION INFORMATION                                                       32

BUYING FUND SHARES                                                            34

SELLING FUND SHARES                                                           36

EXCHANGING FUND SHARES                                                        38

RYDEX ACCOUNT POLICIES                                                        39

DISTRIBUTION AND SHAREHOLDER SERVICES                                         42

DIVIDENDS AND DISTRIBUTIONS                                                   43

TAX INFORMATION                                                               43

MANAGEMENT OF THE FUNDS                                                       44

FINANCIAL HIGHLIGHTS                                                          48

BENCHMARK INFORMATION                                                         50

                                                                    PROSPECTUS 1


                               RYDEX DYNAMIC FUNDS
                                 H-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850

             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Dynamic Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Dynamic Funds" or the "Funds").

H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o     ARE NOT FEDERALLY INSURED

o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o     ARE NOT BANK DEPOSITS

o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


TITAN 500 FUND (RYTNX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Titan 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Titan 500 Master Fund, a separate series of the Trust with an identical investment objective.

The Titan 500 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Titan 500 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Titan 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Titan 500 Master Fund also may purchase equity securities.


PRINCIPAL RISKS

The Titan 500 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                    PROSPECTUS 3


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes down.

4


PERFORMANCE

The bar chart and table show the performance of the Titan 500 Fund H-Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TITAN 500 FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  2001       2002       2003       2004
-------    -------    -------    -------
-33.93%    -46.60%     53.12%     17.58%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.25% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST RETURN FOR A QUARTER WAS -35.04% (QUARTER ENDED SEPTEMBER 30, 2002.)


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES


                                                           FUND RETURN
                                                          AFTER TAXES ON
                                       FUND RETURN        DISTRIBUTIONS
                    FUND RETURN       AFTER TAXES ON       AND SALE OF         S&P 500
                    BEFORE TAXES     DISTRIBUTIONS(2)     FUND SHARES(2)       INDEX(3)
----------------------------------------------------------------------------------------
PAST ONE YEAR           17.58%             17.58%               11.43%           10.89%

SINCE INCEPTION        -13.61%            -13.62%              -11.05%           -1.67%
(05/19/00)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.


(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                    PROSPECTUS 5


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Titan 500 Fund.


SHAREHOLDER FEES(1) ..................................................     NONE
ANNUAL FUND OPERATING EXPENSES(2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES ......................................................     0.90%
DISTRIBUTION (12b-1) FEES ............................................     0.25%
OTHER EXPENSES .......................................................     0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES .................................     1.70%


(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.


(2) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE TITAN 500 MASTER FUND.


EXAMPLE


This Example is intended to help you compare the cost of investing in the H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

TITAN 500 FUND              1 YEAR        3 YEARS         5 YEARS      10 YEARS
--------------------------------------------------------------------------------
H- CLASS                     $179           $553            $952         $2067

6


TEMPEST 500 FUND (RYTPX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Tempest 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Tempest 500 Master Fund, a separate series of the Trust with an identical investment objective.

The Tempest 500 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Tempest 500 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Tempest 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


PRINCIPAL RISKS

The Tempest 500 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                    PROSPECTUS 7


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes up.

8


PERFORMANCE

The bar chart and table show the performance of the Tempest 500 Fund
H-Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TEMPEST 500 FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 2001      2002      2003       2004
------    ------    ------     -------
20.81%    37.48%    -43.54%    -20.00%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 34.51% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -26.32% (QUARTER ENDED JUNE 30, 2003.)


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES


                                                              FUND RETURN
                                                             AFTER TAXES ON
                                          FUND RETURN        DISTRIBUTIONS
                       FUND RETURN       AFTER TAXES ON       AND SALE OF       S&P 500
                       BEFORE TAXES     DISTRIBUTIONS(2)     FUND SHARES(2)     INDEX(3)
----------------------------------------------------------------------------------------
PAST ONE YEAR           -20.00%             -20.00%              -13.00%         10.89%

SINCE INCEPTION          -3.34%              -3.46%               -2.86%         -1.67%
(05/19/00)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                    PROSPECTUS 9


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Tempest 500 Fund.


SHAREHOLDER FEES(1) .....................................................  NONE
ANNUAL FUND OPERATING EXPENSES(2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................  0.25%
OTHER EXPENSES ..........................................................  0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  1.70%


(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE TEMPEST 500 MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


TEMPEST 500 FUND           1 YEAR        3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
H- CLASS                    $179           $553            $952          $2067

10


VELOCITY 100 FUND (RYVYX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Velocity 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Velocity 100 Master Fund, a separate series of the Trust with an identical investment objective.

The Velocity 100 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Velocity 100 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Velocity 100 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Velocity 100 Master Fund also may purchase equity securities.


PRINCIPAL RISKS

The Velocity 100 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                   PROSPECTUS 11


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Nasdaq 100 Index(R) goes down.

12


PERFORMANCE

The bar chart and table show the performance of the Velocity 100 Fund
H-Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

VELOCITY 100 FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


  2001     2002    2003      2004
-------  -------  -------   -------
-69.38%  -68.47%  100.09%   14.69%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 72.09% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -62.24% (QUARTER ENDED SEPTEMBER 30, 2001.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES


                                                              FUND RETURN
                                                             AFTER TAXES ON
                                          FUND RETURN        DISTRIBUTIONS
                       FUND RETURN       AFTER TAXES ON       AND SALE OF       NASDAQ 100
                       BEFORE TAXES     DISTRIBUTIONS(2)     FUND SHARES(2)      INDEX(3)
-------------------------------------------------------------------------------------------
PAST ONE YEAR             14.69%             14.69%                9.55%          10.43%

SINCE INCEPTION          -40.32%             40.41%              -27.43%         -13.61%
(05/24/00)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.


(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 13


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class shares of the Velocity 100 Fund.

SHAREHOLDER FEES(1) .....................................................  NONE
ANNUAL FUND OPERATING EXPENSES(2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................  0.25%
OTHER EXPENSES ..........................................................  0.52%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  1.67%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE VELOCITY 100 MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


VELOCITY 100 FUND          1 YEAR        3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
H- CLASS                    $175           $543            $936          $2033

14


VENTURE 100 FUND (RYVNX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Venture 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Venture 100 Master Fund, a separate series of the Trust with an identical investment objective.

The Venture 100 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Venture 100 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Venture 100 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


PRINCIPAL RISKS

The Venture 100 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                   PROSPECTUS 15


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Nasdaq 100 Index(R) goes up.

16


PERFORMANCE

The bar chart and table show the performance of the Venture 100 Fund
H-Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

VENTURE 100 FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


 2001      2002       2003       2004
------    ------    -------    --------
-5.00%    50.92%    -62.92%     -24.60%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 116.97% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -51.13% (QUARTER ENDED DECEMBER 31, 2001.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

H-CLASS SHARES


                                                              FUND RETURN
                                          FUND RETURN        AFTER TAXES ON
                                        AFTER TAXES ON       DISTRIBUTIONS
                       FUND RETURN       DISTRIBUTIONS        AND SALE OF       NASDAQ 100
                       BEFORE TAXES       H-CLASS(2)         FUND SHARES(2)      INDEX(3)
-------------------------------------------------------------------------------------------
PAST ONE YEAR            -24.60%            -24.60%              -15.99%          10.43%

SINCE INCEPTION          -17.30%            -17.57%              -13.84%         -12.65%
(05/23/00)

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. FUND RETURNS AFTER TAX ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOWS THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOWS THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

(3) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 17


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Venture 100 Fund.


SHAREHOLDER FEES(1) .....................................................  NONE
ANNUAL FUND OPERATING EXPENSES(2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................  0.25%
OTHER EXPENSES ..........................................................  0.55%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  1.70%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE VENTURE 100 MASTER FUND.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


VENTURE 100 FUND           1 YEAR        3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------
H- CLASS                    $179           $553            $952          $2069

18


LONG DYNAMIC DOW 30 FUND (RYCVX)
--------------------------------------------------------------------------------

FUND OBJECTIVE


The Long Dynamic Dow 30 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial Average(SM) (the "underlying index").


If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the value of the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Long Dynamic Dow 30 Master Fund, a separate series of the Trust with an identical investment objective.

The Long Dynamic Dow 30 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Long Dynamic Dow 30 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Long Dynamic Dow 30 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Long Dynamic Dow 30 Master Fund also may purchase equity securities.


Under normal circumstances, the Long Dynamic Dow 30 Master Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform similarly to those of the underlying index. This is a non-fundamental policy that can be changed by the Long Dynamic Dow 30 Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Long Dynamic Dow 30 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation

                                                                   PROSPECTUS 19


programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


INVESTOR PROFILE


Investors who expect the Dow Jones Industrial Average(SM) to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones Industrial Average(SM) goes down.

20


PERFORMANCE

The Long Dynamic Dow 30 Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Long Dynamic Dow 30 Fund.

SHAREHOLDER FEES(1) .....................................................  NONE
ANNUAL FUND OPERATING EXPENSES(2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................  0.25%
OTHER EXPENSES ..........................................................  0.50%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  1.65%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE LONG DYNAMIC DOW 30 MASTER FUND.

EXAMPLE


This Example is intended to help you compare the cost of investing in the H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

LONG DYNAMIC DOW 30 FUND       1 YEAR      3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
H- CLASS                        $173        $537           $925          $2011

                                                                   PROSPECTUS 21



INVERSE DYNAMIC DOW 30 FUND (RYCWX)
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Inverse Dynamic Dow 30 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Dow Jones Industrial Average(SM) (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).


PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse Dynamic Dow 30 Master Fund, a separate series of the Trust with an identical investment objective.

The Inverse Dynamic Dow 30 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Inverse Dynamic Dow 30 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Inverse Dynamic Dow 30 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


Under normal circumstances, the Inverse Dynamic Dow 30 Master Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. This is a non-fundamental policy that can be changed by the Inverse Dynamic Dow 30 Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Inverse Dynamic Dow 30 Master Fund is subject to a number of risks that may affect the value of its shares, including:


MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.


ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these

22


programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.


DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

                                                                   PROSPECTUS 23


INVESTOR PROFILE


Investors who expect the Dow Jones Industrial Average(SM) to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones Industrial Average(SM) goes up.


PERFORMANCE

The Inverse Dynamic Dow 30 Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Dynamic Dow 30 Fund.

SHAREHOLDER FEES(1) .....................................................  NONE
ANNUAL FUND OPERATING EXPENSES(2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................  0.25%
OTHER EXPENSES ..........................................................  0.52%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  1.67%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE DYNAMIC DOW 30 MASTER FUND.


EXAMPLE


This Example is intended to help you compare the cost of investing in the H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

INVERSE DYNAMIC DOW 30 FUND         1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
H- CLASS                             $175        $543        $936        $2033

24


MORE INFORMATION ABOUT FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

Each Dynamic Fund's objective is to provide investment results that match the performance measured on a daily basis of a specific benchmark. The investment objective of each Dynamic Fund is non-fundamental and may be changed without shareholder approval. The current benchmark used by each Dynamic Fund is set forth below:

FUND                      BENCHMARK

TITAN 500 FUND            200% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

TEMPEST 500 FUND          200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE
                          S&P 500(R) INDEX

VELOCITY 100 FUND         200% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

VENTURE 100 FUND          200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE
                          NASDAQ 100 INDEX(R)

LONG DYNAMIC              200% OF THE PERFORMANCE OF THE DOW JONES INDUSTRIAL
DOW 30 FUND               AVERAGE(SM)

INVERSE DYNAMIC           200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE DOW
DOW 30 FUND               JONES INDUSTRIAL AVERAGE(SM)

A BRIEF GUIDE TO THE BENCHMARKS

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq").


THE DOW JONES INDUSTRIAL AVERAGE INDEX(SM). The Dow Jones Industrial Average Index(SM) is a price-weighted index of 30 "blue-chip" U.S. stocks. The index is published by Dow Jones & Company, Inc. and the component stocks are selected by editors of the Wall Street Journal. The components tend to be market leaders in their respective industries and their stocks are typically widely held by individuals and institutional investors.

                                                                   PROSPECTUS 25


--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of the your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time.
--------------------------------------------------------------------------------

MASTER-FEEDER INVESTMENT STRUCTURE

As discussed in their respective Fund Overviews, the Funds pursue their respective investment objectives indirectly by investing through what is referred to as a "master-feeder arrangement." Under the master-feeder arrangement, a Fund's investment portfolio is comprised solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, e.g., the Titan 500 Fund acts as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

Rydex Investments (the "Advisor") manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder fund level. This arrangement avoids a "layering" of fees, e.g., each Fund's Total Annual Operating Expenses have not increased as a result of investing through a master-feeder arrangement. In addition, the Advisor may discontinue investing through the master-feeder arrangement and manage the Funds directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.

26


ADVISOR'S PORTFOLIO INVESTMENT STRATEGY IN MANAGING THE DYNAMIC MASTER FUNDS

In managing the Dynamic Master Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible on a daily basis. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Advisor pursues the Dynamic Funds' investment objectives by regularly utilizing leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. In addition, the Advisor will regularly utilize short selling techniques designed to help the performance to inversely correlate to 200% of the performance of the relevant benchmark.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

WHO MAY WANT TO INVEST IN THE RYDEX DYNAMIC FUNDS

The Dynamic Funds may be appropriate for investors who believe that over the long term, the value of a particular index will increase or decrease, and that by investing with the objective of doubling the index's daily return they will achieve superior results over time. Investors should understand that since each Fund seeks to double the daily performance of the index underlying its benchmark, it should have twice the daily volatility of a conventional index fund. This increases the potential risk of loss.

The Dynamic Funds may be appropriate for investors who use a portfolio investment strategy that relies on frequent buying, selling, or exchanging among stock mutual funds, since the Funds do not limit how often an investor may exchange among Funds. In addition, the Funds do not impose any transaction fees when investors exchange shares. The Funds provide multiple opportunities for investors to capitalize on market trends and to capture market momentum with intra-day Fund share pricing and trading. Dynamic asset allocators may also utilize intra-day trading as a defensive strategy to react to market movements before investments are adversely affected.

The Dynamic Funds may also be appropriate for investors who use an investment strategy that involves the strategic allocation of investments among different asset classes. By utilizing consistently applied leverage, the Funds' portfolio investment strategy can create alternative investment opportunities for strategic asset allocators who seek to match the S&P 500's, Nasdaq 100's

                                                                   PROSPECTUS 27


or Dow Jones's daily return because less capital is needed to achieve a desired exposure. For example, an investor might invest $50,000 in a conventional S&P 500(R) Index fund. Alternatively, that same investor could invest half that amount - $25,000 - in the Titan 500 Fund and target the same daily return. This increased cash position could then be used for a tactical overlay, such as the introduction of an additional asset class or an undervalued market sector.


PRINCIPAL RISKS OF INVESTING IN THE FUNDS


As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS) - The Funds invest primarily in instruments that attempt to track the price movement of equity indices as well as equity securities, including common stocks. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of each of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of each of the Fund's equity securities and equity derivatives may fluctuate drastically from day-to-day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets and use of leverage, an investment in the Funds may be more suitable for investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (ALL FUNDS) - None of the Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the Velocity 100 Fund's and the Venture 100 Fund's benchmark - the Nasdaq 100 Index(R) - is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (ALL FUNDS) - While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, certain factors may affect their ability to achieve close correlation. These factors may

28


include Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

                                                                   PROSPECTUS 29


      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (TEMPEST 500, VENTURE 100 AND INVERSE DYNAMIC DOW 30 FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the

30



commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short doesn not change over the duration of the short sale.


SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                   PROSPECTUS 31


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance for H-Class Shares are:

o  $25,000 self-directed accounts (including retirement accounts)


o  $15,000 for accounts managed by a financial professional


For new IRA accounts to meet H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.


o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

32


o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o  BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

      --------------------------------------------------------------------------
      CALCULATING NAV

      The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.


      Each Fund calculates its NAV by:


      o  Taking the current market value of its total assets

      o  Subtracting any liabilities

      o Dividing that amount by the total number of shares owned by shareholders

      The Dynamic Funds calculate NAV twice each Business Day, first in the morning and again in the afternoon. The morning NAV is calculated as of 10:45 a.m., Eastern Time and the afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time).

      If the primary exchange or market where a Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time. On days when the exchange or market is scheduled to close early, such as the day before a holiday, the Dynamic Funds will only calculate NAV once at the close of the exchange or market. For more information on these early closings, please call
      800.820.0888 or visit the Rydex web site - www.rydexinvestments.com.

      In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, such as instances where the value of a security has been materially affected by events occurring after the market closes, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.


      The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
      --------------------------------------------------------------------------

                                                                   PROSPECTUS 33


TRANSACTION CUT-OFF TIMES


All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor.


METHOD              FUND          MORNING CUT-OFF           AFTERNOON CUT-OFF
--------------------------------------------------------------------------------
By Mail             All Funds     Not Available             Market Close
By Phone            All Funds     10:30 AM Eastern Time     3:45 PM Eastern Time
By Internet         All Funds     10:30 AM Eastern Time     3:55 PM Eastern Time
By Financial
Intermediary*       All Funds     10:30 AM Eastern Time     Market Close

* EACH INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY


If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Funds. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

34


BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

PURCHASE PROCEDURES

The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

--------------------------------------------------------------------------------
BY MAIL

IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK.

CALL RYDEX SHAREHOLDER SERVICES TO REQUEST A RETIREMENT ACCOUNT INVESTOR APPLICATION KIT.
--------------------------------------------------------------------------------
      INITIAL PURCHASE                          SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
Complete the account                          Complete the Rydex
application that corresponds                  investment slip included with
to the type of account you                    your quarterly statement or
are opening.                                  send written purchase
                                              instructions that include:
o  MAKE SURE TO DESIGNATE
WHICH RYDEX FUND(S) YOU                       o  YOUR NAME
WANT TO PURCHASE.
                                              o  YOUR SHAREHOLDER ACCOUNT
o  MAKE SURE YOUR INVESTMENT                  NUMBER
MEETS THE ACCOUNT MINIMUM.
                                              o  WHICH RYDEX FUND(S) YOU
                                              WANT TO PURCHASE.
--------------------------------------------------------------------------------
                    Make your check payable to RYDEX FUNDS.
--------------------------------------------------------------------------------
      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
--------------------------------------------------------------------------------
   Include the name of the Rydex Fund(s) you want to purchase on your check.

             IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
            PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
              U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED
                           IN A SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------
 Mail your application and                      Mail your written purchase
         check to:                              instructions and check to:
--------------------------------------------------------------------------------
MAILING ADDRESS:
Rydex Funds
Attn: Ops. Dept.
9601 Blackwell Road, Suite 500
Rockville, MD 20850
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 35


--------------------------------------------------------------------------------
BY WIRE

RYDEX FAX NUMBER: 301.296.5103

RYDEX SHAREHOLDER SERVICES PHONE NUMBER: 800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
        INITIAL PURCHASE                              SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
Obtain an account number by                   Be sure to designate in your wire
completing the account                        instructions which Rydex Fund(s)
application that corresponds to               you want to purchase.
the type of account you are
opening. Then, fax or mail it to
Rydex.

o  MAKE SURE TO DESIGNATE WHICH
RYDEX FUND(S) YOU WANT TO
PURCHASE.

o  MAKE SURE YOUR INVESTMENT MEETS
THE ACCOUNT MINIMUM.
--------------------------------------------------------------------------------
To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
PURCHASING:

o  Account Number

o  Fund Name

o  Amount of Wire

o  Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

      IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE,
                          YOUR PURCHASE ORDER CANNOT BE
                     PROCESSED UNTIL THE NEXT BUSINESS DAY.
--------------------------------------------------------------------------------
WIRE INSTRUCTIONS:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Rydex Funds
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]

      IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
                FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------

BY INTERNET (ACH)              Follow the directions on the Rydex Web site -
                                          www.rydexinvestments.com
--------------------------------------------------------------------------------

36


CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

o  if your bank does not honor your check for any reason

o  if the transfer agent does not receive your wire transfer

o  if the transfer agent does not receive your ACH transfer

o  if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------


The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.


The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES


You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds offer you the option to send redemption orders by:


--------------------------------------------------------------------------------
                   Rydex Funds
      MAIL         Attn: Ops. Dept.
                   9601 Blackwell Road, Suite 500
                   Rockville, MD 20850
--------------------------------------------------------------------------------
                   301.296.5103
                   If you send your redemption order by fax, you should call
     FAX           Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
   TELEPHONE       800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 37


Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o  your name

o  your shareholder account number

o  Fund name(s)

o  dollar amount or number of shares you would like to sell

o  whether you want your sale proceeds sent to you by check, wire or ACH

o  signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.

REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS


Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.


RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.


All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be in writing and must include a signature guarantee.


--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

38



LOW BALANCE ACCOUNTS

Any request for a redemption when your account balance is below the currently applicable minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account, unless a deposit is made within 30 days of the date of the request that will bring the account balance up to meet the minimum investment amount. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason.

The Funds reserve the right to close your account in cases of abusive, harassing or threatening conduct or suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


Unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Fund for H-Class, Investor Class or Advisor Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
                   Rydex Funds
      MAIL         Attn: Ops. Dept.
                   9601 Blackwell Road, Suite 500
                   Rockville, MD 20850
--------------------------------------------------------------------------------
                   301.296.5103
                   If you send your exchange request by fax, you should call
      FAX          Rydex shareholder services at 800.820.0888 to verify that
                   your fax was received.
--------------------------------------------------------------------------------
   TELEPHONE       800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------

    INTERNET       Follow the directions on the Rydex web site -
                   www.rydexinvestments.com.
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 39


Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o  your name

o  your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange


o signature of account owner(s) (not required for telephone or internet exchanges)


You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS


The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.


EXCHANGES WITH OTHER RYDEX FUNDS


Investors may make exchanges on any Business Day of H-Class Shares of any Dynamic Fund for Investor, Advisor or H-Class Shares of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Rydex Strategic Funds do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also

40


place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET


Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g. if you are unable to access your online service provider), input errors on the internet, severe weather,

                                                                   PROSPECTUS 41



earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES


eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.


SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

o  $15 for wire transfers of redemption proceeds under $5,000

o  $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o  $25 for bounced draft checks or ACH transactions

o  $15 per year for low balance accounts

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


Because the Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher

42


portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Funds to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/ or shareholder services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed .25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

OTHER COMPENSATION TO DEALERS


In addition to amounts paid as a sales commission, Rydex Investments, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.) Rydex Investments will, on an annual basis, determine the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

                                                                   PROSPECTUS 43



DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS


Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.


DIVIDEND PAYMENT OPTIONS


Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.


TAX INFORMATION
--------------------------------------------------------------------------------


The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

44


o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS


A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since the Funds' inception over 10 years ago, and serves as sub-adviser to several other mutual funds.

                                                                   PROSPECTUS 45



The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2004, based on the average daily net assets for each Fund, as set forth below:


FUND                                                              ADVISORY FEE*
--------------------------------------------------------------------------------
TITAN 500 FUND ...............................................        0.90%
TEMPEST 500 FUND .............................................        0.90%
VELOCITY 100 FUND ............................................        0.90%
VENTURE 100 FUND .............................................        0.90%
LONG DYNAMIC DOW 30 FUND .....................................        0.90%
INVERSE DYNAMIC DOW 30 FUND ..................................        0.90%

* THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


PORTFOLIO MANAGEMENT


Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers are members of the Rydex Investment Committee and together they share final portfolio management decision making authority.


MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

46



WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investments. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Strategy Committee, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University.

JIM KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Strategy Committee, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland.

Additional Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                                                   PROSPECTUS 47


--------------------------------------------------------------------------------

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

48



FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of H-Class Shares. Certain information reflects financial results for a single H-Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in an H-Class Share of a Fund (assuming reinvestment of all dividends and


                                                                   NET REALIZED      NET INCREASE
                                        NET ASSET       NET             AND           (DECREASE)      DISTRIBUTIONS   DISTRIBUTIONS
                                          VALUE,    INVESTMENT      UNREALIZED       IN NET ASSET       FROM NET        FROM NET
                                        BEGINNING     INCOME       GAINS (LOSSES)   VALUE RESULTING    INVESTMENT       REALIZED
                                        OF PERIOD     (LOSS)+      ON SECURITIES    FROM OPERATIONS      INCOME       CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------------------
TITAN 500 FUND -- H-CLASS
  DECEMBER 31, 2004                       $ 32.43         $(.25)        $    5.95         $    5.70          $   --         $    --
  December 31, 2003                         21.18          (.19)            11.44             11.25              --              --
  December 31, 2002++                       39.66          (.21)           (18.27)           (18.48)             --              --
  December 31, 2001++                       60.03          (.24)           (20.13)           (20.37)             --              --
  December 31, 2000*++                      75.00          1.80            (16.74)           (14.94)           (.03)             --
TEMPEST 500 FUND -- H-CLASS
  DECEMBER 31, 2004                         52.66          (.38)           (10.15)           (10.53)             --              --
  December 31, 2003                         93.27          (.56)           (40.05)           (40.61)             --              --
  December 31, 2002                         68.39          (.71)            26.33             25.62              --            (.74)
  December 31, 2001                         56.61          (.27)            12.05             11.78              --              --
  December 31, 2000*                        50.00           .95              5.98              6.93            (.32)             --
VELOCITY 100 FUND -- H-CLASS
  DECEMBER 31, 2004                         19.81          (.15)             3.06              2.91              --              --
  December 31, 2003                         10.11          (.12)            10.24             10.12              --            (.42)
  December 31, 2002                         32.06          (.12)           (21.83)           (21.95)             --              --
  December 31, 2001                        104.70          (.14)           (72.50)           (72.64)             --              --
  December 31, 2000*++                     250.00          2.30           (147.60)          (145.30)             --              --
VENTURE 100 FUND -- H-CLASS
  DECEMBER 31, 2004                         26.59          (.20)            (6.34)            (6.54)             --              --
  December 31, 2003                         71.71          (.31)           (44.81)           (45.12)             --              --
  December 31, 2002                         48.87          (.58)            25.41             24.83              --           (1.99)
  December 31, 2001                         51.44          (.29)            (2.28)            (2.57)             --              --
  December 31, 2000*                        50.00          1.01               .90              1.91            (.47)             --
LONG DYNAMIC DOW 30 FUND -- H-CLASS
  DECEMBER 31, 2004*                        25.00          (.14)              .52               .38              --              --
INVERSE DYNAMIC DOW 30 FUND -- H-CLASS
  DECEMBER 31, 2004*                        50.00          (.33)            (4.07)            (4.40)             --            (.19)

  * Since the commencement of operations: May 19, 2000--Titan 500 Fund H-Class and Tempest 500 Fund H-Class; November 27, 2000--Titan 500 Fund C-Class; March 7, 2001--Tempest 500 Fund C-Class; September 1, 2004--Titan 500 Fund A-Class and Tempest 500 Fund A-Class.

 **   Annualized

*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

  +   Calculated using the average daily shares outstanding for the year.

 ++ Per share amounts for periods ended december 31, 2000 through December 31, 2002 have been restated to reflect a 1:3 reverse stock split effective April 21, 2003.

  @ Expense ratios to average net assets include expenses of the corresponding master portfolio.

                                                                   PROSPECTUS 49


distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements and related notes, appears in the Rydex Dynamic Funds' 2004 Annual Report. The 2004 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                        NET INCREASE   NET ASSET
                                                       (DECREASE) IN    VALUE,      TOTAL
                                            TOTAL        NET ASSET      END OF    INVESTMENT
                                        DISTRIBUTIONS      VALUE        PERIOD      RETURN
--------------------------------------------------------------------------------------------
TITAN 500 FUND -- H-CLASS                     $    --       $   5.70     $ 38.13       17.58%
  DECEMBER 31, 2004                                --          11.25       32.43       53.12%
  December 31, 2003                                --         (18.48)      21.18      (46.60)%
  December 31, 2002++                              --         (20.37)      39.66      (33.93)%
  December 31, 2001++                            (.03)        (14.97)      60.03      (19.92)%
  December 31, 2000*++
TEMPEST 500 FUND -- H-CLASS                        --         (10.53)      42.13      (20.00)%
  DECEMBER 31, 2004                                --         (40.61)      52.66      (43.54)%
  December 31, 2003                              (.74)         24.88       93.27       37.48%
  December 31, 2002                                --          11.78       68.39       20.81%
  December 31, 2001                              (.32)          6.61       56.61       13.92%
  December 31, 2000*
VELOCITY 100 FUND -- H-CLASS                       --           2.91       22.72       14.69%
  DECEMBER 31, 2004                              (.42)          9.70       19.81      100.09%
  December 31, 2003                                --         (21.95)      10.11      (68.47)%
  December 31, 2002                                --         (72.64)      32.06      (69.38)%
  December 31, 2001                                --        (145.30)     104.70      (58.12)%
  December 31, 2000*++
VENTURE 100 FUND -- H-CLASS                        --          (6.54)      20.05      (24.60)%
  DECEMBER 31, 2004                                --         (45.12)      26.59      (62.92)%
  December 31, 2003                             (1.99)         22.84       71.71       50.92%
  December 31, 2002                                --          (2.57)      48.87       (5.00)%
  December 31, 2001                              (.47)          1.44       51.44        3.92%
  December 31, 2000*
LONG DYNAMIC DOW 30 FUND -- H-CLASS                --            .38       25.38        1.52%
  DECEMBER 31, 2004*
INVERSE DYNAMIC DOW 30 FUND -- H-CLASS           (.19)         (4.59)      45.41       (8.80)%
  DECEMBER 31, 2004*

                                                         RATIOS TO
                                                    AVERAGE NET ASSETS:
                                        ------------------------------------------
                                                                            NET                    NET ASSETS,
                                                                         INVESTMENT    PORTFOLIO     END OF
                                           GROSS             NET           INCOME      TURNOVER   PERIOD (000'S
                                         EXPENSES@        EXPENSES@        (LOSS)       RATE***     OMITTED)
---------------------------------------------------------------------------------------------------------------
TITAN 500 FUND -- H-CLASS                     1.70%            1.70%          (0.77)%        190%      $352,125
  DECEMBER 31, 2004                           1.71%            1.71%          (0.77)%        769%       247,115
  December 31, 2003                           1.75%            1.75%          (0.81)%      1,227%       124,716
  December 31, 2002++                         1.89%            1.75%          (0.52)%      1,494%        97,786
  December 31, 2001++                         2.21%**          1.75%**         4.08%**         0%        64,745
  December 31, 2000*++
TEMPEST 500 FUND -- H-CLASS                   1.70%            1.70%          (0.77)%          0%       224,369
  DECEMBER 31, 2004                           1.71%            1.71%          (0.77)%          0%       311,796
  December 31, 2003                           1.75%            1.75%          (0.81)%          0%       340,962
  December 31, 2002                           1.75%            1.75%          (0.39)%          0%       128,237
  December 31, 2001                           2.59%**          1.75%**         2.95%**         0%        35,941
  December 31, 2000*
VELOCITY 100 FUND -- H-CLASS                  1.67%            1.67%          (0.76)%        154%       663,642
  DECEMBER 31, 2004                           1.71%            1.71%          (0.77)%        530%       460,652
  December 31, 2003                           1.75%            1.75%          (0.81)%        298%       162,943
  December 31, 2002                           1.75%            1.75%          (0.81)%        733%       197,495
  December 31, 2001                           2.16%**          1.75%**         1.89%**       757%       130,126
  December 31, 2000*++
VENTURE 100 FUND -- H-CLASS                   1.70%            1.70%          (0.77)%          0%       294,779
  DECEMBER 31, 2004                           1.71%            1.71%          (0.77)%          0%       323,450
  December 31, 2003                           1.75%            1.75%          (0.80)%          0%       299,375
  December 31, 2002                           1.75%            1.75%          (0.50)%          0%       136,249
  December 31, 2001                           2.41%**          1.75%**         4.87%**         0%        28,808
  December 31, 2000*
LONG DYNAMIC DOW 30 FUND -- H-CLASS                            1.65%**        (0.72)%**      796%        37,218
  DECEMBER 31, 2004*
INVERSE DYNAMIC DOW 30 FUND -- H-CLASS                         1.67%**        (0.74)%**        0%        17,712
  DECEMBER 31, 2004*

50


BENCHMARK INFORMATION
--------------------------------------------------------------------------------

STANDARD & POOR'S, NASDAQ AND DOW JONES & COMPANY (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE THE FUNDS AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

      o  THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

      o  THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

      o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

      o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

      o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

      o  RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

      o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

      o WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

      o WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.


"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500" AND "500," ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.


DOW JONES, DOW JONES INDUSTRIAL AVERAGE(SM), DJIA(SM), OR OTHER RELEVANT MARKS/NAMES OF THE INDEX ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. DOW JONES HAS NO RELATIONSHIP TO THE RYDEX FUNDS, OTHER THAN THE LICENSING OF THE DOW JONES INDUSTRIAL AVERAGE (DJIA) AND ITS SERVICE MARKS FOR USE IN CONNECTION WITH THE FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                   PROSPECTUS 51



ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MAY 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX DYNAMIC FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.


THE TRUST'S SEC REGISTRATION NUMBER IS 811-09525.

52


--------------------------------------------------------------------------------

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

                                                                   PROSPECTUS 53


--------------------------------------------------------------------------------

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

[LOGO]RYDEXINVESTMENTS
      Essential for modern markets(TM)

      9601 Blackwell Road
      Suite 500
      Rockville, MD 20850
      800.820.0888
      www.rydexinvestments.com

--------------------------------------------------------------------------------

RYDEX DYNAMIC FUNDS
--------------------------------------------------------------------------------

                                                                      PROSPECTUS

                                                                     MAY 1, 2005

                                                           TITAN 500 MASTER FUND
                                                         TEMPEST 500 MASTER FUND
                                                        VELOCITY 100 MASTER FUND
                                                         VENTURE 100 MASTER FUND
                                                 LONG DYNAMIC DOW 30 MASTER FUND
                                              INVERSE DYNAMIC DOW 30 MASTER FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                          [LOGO]RYDEXINVESTMENTS
                                                Essential for modern markets(TM)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RYDEX DYNAMIC FUNDS OVERVIEW                                                   1

    Titan 500 Master Fund                                                      2
    Tempest 500 Master Fund                                                    6
    Velocity 100 Master Fund                                                  10
    Venture 100 Master Fund                                                   14
    Long Dynamic Dow 30 Master Fund                                           18
    Inverse Dynamic Dow 30 Master Fund                                        21

INVESTMENTS AND RISKS                                                         24

SHAREHOLDER INFORMATION                                                       30

DIVIDENDS AND DISTRIBUTIONS                                                   31

TAX INFORMATION                                                               31

MANAGEMENT OF THE FUNDS                                                       33

FINANCIAL HIGHLIGHTS                                                          36

BENCHMARK INFORMATION                                                         38

                                                                    PROSPECTUS 1


                               RYDEX DYNAMIC FUNDS

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850

             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Dynamic Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Master Funds" or the "Funds"). Shares of the Master Funds are available solely through "master-feeder arrangements" with the feeder funds of the Trust ("Feeder Funds").

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o     ARE NOT FEDERALLY INSURED

o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o     ARE NOT BANK DEPOSITS

o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


TITAN 500 MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Titan 500 Master Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Titan 500 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Titan 500 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Titan 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Titan 500 Master Fund also may purchase equity securities.

PRINCIPAL RISKS

The Titan 500 Master Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund

                                                                    PROSPECTUS 3


to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes down.

4


PERFORMANCE

The bar chart and table show the performance of the Titan 500 Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TITAN 500 MASTER FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2001       2002       2003      2004
-------    -------    ------    ------
-33.19%    -46.16%    54.39%    18.55%

HIGHEST QUARTER RETURN*           31.25%
(QUARTER ENDED 6/30/03)

LOWEST QUARTER RETURN*           -35.04%
(QUARTER ENDED 9/30/02)

*REFLECTS PERFORMANCE OF H CLASS SHARES OF THE TITAN 500 FUND

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

MASTER FUND

                                     FUND RETURN                       S&P 500
                                     BEFORE TAXES                      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                           18.55%                          10.89%

SINCE INCEPTION                        -13.67%                          -0.52%
(01/01/01)

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                    PROSPECTUS 5


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Titan 500 Master Fund.

SHAREHOLDER FEES ........................................................   NONE
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................   NONE
OTHER EXPENSES ..........................................................  0.03%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR       3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
TITAN 500 MASTER FUND       $98          $305            $529            $1174

6


TEMPEST 500 MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Tempest 500 Master Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Tempest 500 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Tempest 500 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Tempest 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

The Tempest 500 Master Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

                                                                    PROSPECTUS 7


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes up.

8


PERFORMANCE

The bar chart and table show the performance of the Tempest 500 Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TEMPEST 500 MASTER FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2001      2002      2003       2004
------    ------    -------    -------
21.69%    38.61%    -43.11%    -19.39%

HIGHEST QUARTER RETURN*           34.51%
(QUARTER ENDED 9/30/01)

LOWEST QUARTER RETURN*           -26.32%
(QUARTER ENDED 6/30/03)

*REFLECTS PERFORMANCE OF H CLASS SHARES OF THE TEMPEST 500 FUND

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

MASTER FUND

                                     FUND RETURN                       S&P 500
                                     BEFORE TAXES                      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                          -19.39%                          10.89%

SINCE INCEPTION                         -1.03%                          -0.52%
(01/01/01)

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE STANDARD & POOR'S CORPORATION ("S&P"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                    PROSPECTUS 9


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Tempest 500 Master Fund.

SHAREHOLDER FEES ........................................................   NONE
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................   NONE
OTHER EXPENSES ..........................................................  0.03%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR       3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
TEMPEST 500 MASTER FUND     $98          $305            $529           $1174

10


VELOCITY 100 MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Velocity 100 Master Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Nasdaq 100(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Velocity 100 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Velocity 100 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Velocity 100 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Velocity 100 Master Fund also may purchase equity securities.

PRINCIPAL RISKS

The Velocity 100 Master Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly

                                                                   PROSPECTUS 11


in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Nasdaq 100 Index(R) goes down.

12


PERFORMANCE

The bar chart and table show the performance of the Velocity 100 Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

VELOCITY 100 MASTER FUND

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2001       2002       2003        2004
-------    -------    -------     ------
-69.12%    -68.13%    107.76%     15.63%


HIGHEST QUARTER RETURN*           72.09%
(QUARTER ENDED 12/31/01)

LOWEST QUARTER RETURN*           -62.24%
(QUARTER ENDED 9/30/01)

*REFLECTS PERFORMANCE OF THE H CLASS SHARES OF THE VELOCITY 100 FUND

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

MASTER FUND

                                     FUND RETURN                     NASDAQ 100
                                     BEFORE TAXES                     INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                           15.63%                         10.43%

SINCE INCEPTION                        -32.76%                         -8.79%
(01/01/01)

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 13


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Velocity 100 Master Fund.

SHAREHOLDER FEES ........................................................   NONE
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................   NONE
OTHER EXPENSES ..........................................................  0.03%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR       3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
VELOCITY 100 MASTER FUND    $98          $305            $529           $1174

14


VENTURE 100 MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Venture 100 Master Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Venture 100 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Venture 100 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Venture 100 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

The Venture 100 Master Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly

                                                                   PROSPECTUS 15


in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Nasdaq 100 Index(R) goes up.

16


PERFORMANCE

The bar chart and table show the performance of the Venture 100 Master Fund for both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

VENTURE 100 MASTER FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2001      2002       2003       2004
------    ------     -------    -------
-4.31%    52.46%     -62.61%    -24.00%

HIGHEST QUARTER RETURN*          116.97%
(QUARTER ENDED 9/30/01)

LOWEST QUARTER RETURN*           -51.13%
(QUARTER ENDED 12/31/01)

*REFLECTS PERFORMANCE OF H CLASS SHARES OF THE VENTURE 100 FUND

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2004)(1)

MASTER FUND

                                     FUND RETURN                       NASDAQ
                                     BEFORE TAXES                   100 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                          -24.00%                         10.43%

SINCE INCEPTION                        -19.76%                         -8.79%
(01/01/01)

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 17


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Venture 100 Master Fund.

SHAREHOLDER FEES ........................................................   NONE
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................   NONE
OTHER EXPENSES ..........................................................  0.03%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR       3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
VENTURE 100 MASTER FUND     $98          $305            $529            $1174

18


LONG DYNAMIC DOW 30 MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Long Dynamic Dow 30 Master Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the Dow Jones Industrial Average(SM) (the "underlying index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the value of the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Long Dynamic Dow 30 Master Fund, a separate series of the Trust with an identical investment objective.

The Long Dynamic Dow 30 Master Fund employs as its portfolio investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Long Dynamic Dow 30 Master Fund to pursue its objective without investing directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, the Long Dynamic Dow 30 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Long Dynamic Dow 30 Master Fund also may purchase equity securities.

Under normal circumstances, the Long Dynamic Dow 30 Master Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform similarly to those of the underlying index. This is a non-fundamental policy that can be changed by the Long Dynamic Dow 30 Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Long Dynamic Dow 30 Master Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

                                                                   PROSPECTUS 19


ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

INVESTOR PROFILE

Investors who expect the Dow Jones Industrial Average(SM) to go up and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones Industrial Average(SM) goes down.

20


PERFORMANCE

The Long Dynamic Dow 30 Master Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Long Dynamic Dow 30 Master Fund.

SHAREHOLDER FEES ........................................................   NONE
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................   NONE
OTHER EXPENSES ..........................................................  0.03%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

LONG DYNAMIC               1 YEAR       3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
DOW 30 MASTER FUND          $98          $305            $529           $1174

                                                                   PROSPECTUS 21


INVERSE DYNAMIC DOW 30 MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse Dynamic Dow 30 Master Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the Dow Jones Industrial Average(SM) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse Dynamic Dow 30 Master Fund, a separate series of the Trust with an identical investment objective.

The Inverse Dynamic Dow 30 Master Fund employs as its portfolio investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, futures and options contracts enable the Inverse Dynamic Dow 30 Master Fund to pursue its objective without selling short each of the securities included in the benchmark. On a day-to-day basis, the Inverse Dynamic Dow 30 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Inverse Dynamic Dow 30 Master Fund will invest substantially all (at least 80%) of its assets in financial instruments with economic characteristics that should perform opposite to those of the underlying index. This is a non-fundamental policy that can be changed by the Inverse Dynamic Dow 30 Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

The Inverse Dynamic Dow 30 Master Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

22


ACTIVE TRADING RISK - A significant portion of the Fund's assets come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue its investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, on a daily basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

                                                                   PROSPECTUS 23


INVESTOR PROFILE

Investors who expect the Dow Jones Industrial Average(SM) to go down and want highly accelerated investment gains when that index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones Industrial Average(SM) goes up.

PERFORMANCE

The Inverse Dynamic Dow 30 Master Fund commenced operations on February 20, 2004. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Inverse Dynamic Dow 30 Master Fund.

SHAREHOLDER FEES ........................................................   NONE
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES .........................................................  0.90%
DISTRIBUTION (12b-1) FEES ...............................................   NONE
OTHER EXPENSES ..........................................................  0.03%
TOTAL ANNUAL FUND OPERATING EXPENSES ....................................  0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

INVERSE DYNAMIC            1 YEAR       3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
DOW 30 MASTER FUND          $98          $305            $529            $1174

24


MORE INFORMATION ABOUT FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

Each Dynamic Fund's objective is to provide investment results that match the performance measured on a daily basis of a specific benchmark. The investment objective of each Dynamic Fund is non-fundamental and may be changed without shareholder approval. The current benchmark used by each Dynamic Fund is set forth below:

FUND NAME                            BENCHMARK
TITAN 500 MASTER FUND                200% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

TEMPEST 500 MASTER FUND              200% OF THE INVERSE (OPPOSITE) PERFORMANCE
                                     OF THE S&P 500(R) INDEX

VELOCITY 100 MASTER FUND             200% OF THE PERFORMANCE OF THE NASDAQ 100
                                     INDEX(R)

VENTURE 100 MASTER FUND              200% OF THE INVERSE (OPPOSITE) PERFORMANCE
                                     OF THE NASDAQ 100 INDEX(R)

LONG DYNAMIC DOW 30 MASTER FUND      200% OF THE PERFORMANCE OF THE DOW JONES
                                     INDUSTRIAL AVERAGE(SM)

INVERSE DYNAMIC DOW 30 MASTER FUND   200% OF THE INVERSE (OPPOSITE) PERFORMANCE
                                     OF THE DOW JONES INDUSTRIAL AVERAGE(SM)

A BRIEF GUIDE TO THE BENCHMARKS

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq").

THE DOW JONES INDUSTRIAL AVERAGE INDEX(SM). The Dow Jones Industrial Average Index(SM) is a price-weighted index of 30 "blue-chip" U.S. stocks. The index is published by Dow Jones & Company, Inc. and the component stocks are selected by editors of the Wall Street Journal. The components tend to be market leaders in their respective industries and their stocks are typically widely held by individuals and institutional investors.

                                                                   PROSPECTUS 25


--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The following simple examples provide an illustration:

      EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

      EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B). In addition, because of the effect of compounding, the performance of a leveraged fund is more likely to match the performance of its underlying index on a daily basis than over an extended period of time
--------------------------------------------------------------------------------

ADVISOR'S PORTFOLIO INVESTMENT STRATEGY IN MANAGING THE DYNAMIC MASTER FUNDS

In managing the Dynamic Master Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective is to match the performance of each Fund's benchmark as closely as possible on a daily basis. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

The Advisor pursues the Dynamic Funds' investment objectives by regularly utilizing leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices. In addition, the Advisor will regularly utilize short selling techniques designed to help the performance to inversely correlate to 200% of the performance of the relevant benchmark.

26


OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS) - The Funds invest primarily in instruments that attempt to track the price movement of equity indices as well as equity securities, including common stocks. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of each of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of each of the Fund's equity securities and equity derivatives may fluctuate drastically from day-to-day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets and use of leverage, an investment in the Funds may be more suitable for investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (ALL FUNDS) - None of the Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the Velocity 100 Master Fund's and the Venture 100 Master Fund's benchmark-the Nasdaq 100 Index(R)-is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (ALL FUNDS) - While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, certain factors may affect their ability to achieve close correlation. These factors may include Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their

                                                                   PROSPECTUS 27


respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

28


The risks associated with the Funds' use of futures and options contracts include:

o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (TEMPEST 500 MASTER, VENTURE 100 MASTER AND INVERSE DYNAMIC DOW 30 MASTER FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable

                                                                   PROSPECTUS 29


to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

30


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

Shares of the Master Funds are offered only to Feeder Funds in the Trust's "master-feeder" structure.

Feeder Funds may submit transaction orders to buy or sell Fund shares on any day that the NYSE is open for business (a "Business Day").

--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy or sell shares is the net asset value per share, which is also known as NAV. Each Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Dynamic Master Funds calculate NAV twice each Business Day, first in the morning and again in the afternoon. The morning NAV is calculated as of 10:45 a.m., Eastern Time and the afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
Time).

If the primary exchange or market where a Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time. On days when the exchange or market is scheduled to close early, such as the day before a holiday, the Dynamic Master Funds will only calculate NAV once at the close of the exchange or market. For more information on these early closings, please call 800.820.0888 or visit the Rydex web site - www.rydexinvestments.com.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, such as instances where the value of a security has been materially affected by events occurring after the market closes, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 31


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions are paid in the form of additional Fund shares to the Feeder Funds.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

32


o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

                                                                   PROSPECTUS 33


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since the Funds' inception over 10 years ago, and serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2004, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
TITAN 500 MASTER FUND ...........................................      0.90%
TEMPEST 500 MASTER FUND .........................................      0.90%
VELOCITY 100 MASTER FUND ........................................      0.90%
VENTURE 100 MASTER FUND .........................................      0.90%
LONG DYNAMIC DOW 30 MASTER FUND .................................      0.90%
INVERSE DYNAMIC DOW 30 MASTER FUND ..............................      0.90%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGEMENT

Each Master Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Master Funds. Each of the following portfolio managers are members of the Rydex Investment Committee and together they share final portfolio management decision making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

34


WILLIAM E. FLAIG, JR., joined Rydex in January 2000 to manage the Large-Cap Europe and Large-Cap Japan Funds. Mr. Flaig has been instrumental in the development of derivative strategies for these Funds and for the Rydex Dynamic Funds, which were launched the same year. In 2001, he was promoted to senior portfolio manager and group leader for Rydex's S&P 500-based funds, fixed-income funds and several sector funds. In this capacity, Mr. Flaig helped to advance Rydex's quantitative management abilities and process. In 2003, Mr. Flaig was promoted to director of investments. He is responsible for the investment objectives of all mutual funds and sub-advised accounts and is a member of Rydex's senior management team and its Investment Strategy Committee, which determines investment policy for all Rydex Funds. Mr. Flaig came to Rydex after more than seven years at Bankers Trust, where he was a trader in emerging markets currency derivatives. He holds a degree in management and finance from Purdue University.

JIM KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Strategy Committee, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland.

Additional Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                                                   PROSPECTUS 35


--------------------------------------------------------------------------------

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

36


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Master Shares. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Master Share of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pricewaterhouse Coopers LLP, whose report, along with the financial statements and related notes, appears in the Rydex Dynamic Funds' 2004 Annual Report. The 2004 Annual Report is available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                                       DISTRIBUTIONS
                                                             NET REALIZED      NET INCREASE              TO FEEDER
                                 NET ASSET       NET             AND            (DECREASE)               FUNDS FROM:
                                  VALUE,      INVESTMENT      UNREALIZED       IN NET ASSET          NET
                                 BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING     INVESTMENT     RETURN OF
                                 OF PERIOD      (LOSS)      ON SECURITIES     FROM OPERATIONS       INCOME        CAPITAL
--------------------------------------------------------------------------------------------------------------------------
TITAN 500 MASTER PORTFOLIO
    DECEMBER 31, 2004            $   26.85    $      .24    $        4.74     $          4.98     $       --     $      --
    December 31, 2003                17.72           .09             9.54                9.63             --            --
    December 31, 2002                32.91           .14           (15.33)             (15.19)            --            --
    December 31, 2001*               50.00           .76           (17.21)             (16.45)          (.03)         (.61)
TEMPEST 500 MASTER PORTFOLIO
    DECEMBER 31, 2004                47.65           .21            (9.45)              (9.24)            --            --
    December 31, 2003                83.76           .04           (36.15)             (36.11)            --            --
    December 31, 2002                60.43           .41            22.92               23.33             --            --
    December 31, 2001*               50.00           .81            10.00               10.81           (.38)           --
VELOCITY 100 MASTER PORTFOLIO
    DECEMBER 31, 2004                 8.37          (.05)            1.35                1.30             --            --
    December 31, 2003                 4.92          (.03)            5.33                5.30             --            --
    December 31, 2002                15.44          (.02)          (10.50)             (10.52)            --            --
    December 31, 2001*               50.00           .09           (34.65)             (34.56)            --            --
VENTURE 100 MASTER PORTFOLIO
    DECEMBER 31, 2004                27.21           .13            (6.66)              (6.53)            --            --
    December 31, 2003                72.77           .04           (45.60)             (45.56)            --            --
    December 31, 2002                47.73           .47            24.57               25.04             --            --
    December 31, 2001*               50.00           .45            (2.51)              (2.06)          (.21)           --
LONG DYNAMIC DOW 30
 MASTER PORTFOLIO
    DECEMBER 31, 2004*               25.00           .08              .48                 .56             --            --
INVERSE DYNAMIC DOW 30
 MASTER PORTFOLIO
    DECEMBER 31, 2004*               50.00           .12            (4.24)              (4.12)            --            --

  * Since the commencement of operations: January 1, 2001 - Titan 500 Master Portfolio, Tempest 500 Master Portfolio, Velocity 100 Master Portfolio and Venture 100 Master Portfolio; February 20, 2004 - Long Dynamic Dow 30 Master Portfolio and Inverse Dynamic Dow 30 Master Portfolio.

 **   Annualized

*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

                                                                   PROSPECTUS 37


                                DISTRIBUTIONS
                                  TO FEEDER
                                 FUNDS FROM:                      NET INCREASE    NET ASSET
                                     NET                          (DECREASE) IN    VALUE,       TOTAL
                                   REALIZED           TOTAL         NET ASSET      END OF     INVESTMENT
                                CAPITAL GAINS     DISTRIBUTIONS       VALUE        PERIOD       RETURN
----------------------------------------------------------------------------------------------------------
TITAN 500 MASTER PORTFOLIO
    DECEMBER 31, 2004           $        (.49)    $        (.49)  $        4.49   $   31.34        18.55%
    December 31, 2003                    (.50)             (.50)           9.13       26.85        54.39%
    December 31, 2002                      --                --          (15.19)      17.72       (46.16)%
    December 31, 2001*                     --              (.64)         (17.09)      32.91       (33.19)%
TEMPEST 500 MASTER PORTFOLIO
    DECEMBER 31, 2004                      --                --           (9.24)      38.41       (19.39)%
    December 31, 2003                      --                --          (36.11)      47.65       (43.11)%
    December 31, 2002                      --                --           23.33       83.76        38.61%
    December 31, 2001*                     --              (.38)          10.43       60.43        21.69%
VELOCITY 100 MASTER PORTFOLIO
    DECEMBER 31, 2004                    (.02)             (.02)           1.28        9.65        15.63%
    December 31, 2003                   (1.85)            (1.85)           3.45        8.37       107.76%
    December 31, 2002                      --                --          (10.52)       4.92       (68.13)%
    December 31, 2001*                     --                --          (34.56)      15.44       (69.12)%
VENTURE 100 MASTER PORTFOLIO
    DECEMBER 31, 2004                      --                --           (6.53)      20.68       (24.00)%
    December 31, 2003                      --                --          (45.56)      27.21       (62.61)%
    December 31, 2002                      --                --           25.04       72.77        52.46%
    December 31, 2001*                     --              (.21)          (2.27)      47.73        (4.31)%
LONG DYNAMIC DOW 30
 MASTER PORTFOLIO                          --                --             .56       25.56         2.24%
    DECEMBER 31, 2004*
INVERSE DYNAMIC DOW 30
 MASTER PORTFOLIO
    DECEMBER 31, 2004*                   (.52)             (.52)          (4.64)      45.36        (8.23)%

                                           RATIOS TO
                                      AVERAGE NET ASSETS:
                                --------------------------------
                                              NET                  NET ASSETS,
                                          INVESTMENT   PORTFOLIO     END OF
                                 TOTAL      INCOME     TURNOVER   PERIOD (000'S
                                EXPENSE     (LOSS)      RATE***     OMITTED)
--------------------------------------------------------------------------------
TITAN 500 MASTER PORTFOLIO
    DECEMBER 31, 2004           0.93%        0.95%          190%    $   431,618
    December 31, 2003           0.94%        0.59%          769%        317,863
    December 31, 2002           0.94%        0.64%        1,227%        136,301
    December 31, 2001*          1.19%**      1.50%**      1,494%        105,454
TEMPEST 500 MASTER PORTFOLIO
    DECEMBER 31, 2004           0.93%        0.35%            0%        254,471
    December 31, 2003           0.94%        0.05%            0%        345,790
    December 31, 2002           0.94%        0.52%            0%        357,949
    December 31, 2001*          0.91%**      1.93%**          0%        129,611
VELOCITY 100 MASTER PORTFOLIO
    DECEMBER 31, 2004           0.93%        0.44%          154%        752,655
    December 31, 2003           0.94%       (0.50)%         530%        514,796
    December 31, 2002           0.94%       (0.27)%         298%        178,374
    December 31, 2001*          0.97%**      0.74%**        733%        213,072
VENTURE 100 MASTER PORTFOLIO
    DECEMBER 31, 2004           0.93%        0.41%            0%        323,218
    December 31, 2003           0.94%        0.15%            0%        362,576
    December 31, 2002           0.94%        0.67%            0%        322,191
    December 31, 2001*          0.89%**      2.52%**          0%        142,174
LONG DYNAMIC DOW 30
 MASTER PORTFOLIO               0.93%**      0.96%**        796%         41,947
    DECEMBER 31, 2004*
INVERSE DYNAMIC DOW 30
 MASTER PORTFOLIO
    DECEMBER 31, 2004*          0.93%**      0.38%**          0%         18,520

38


BENCHMARK INFORMATION
--------------------------------------------------------------------------------

STANDARD & POOR'S, NASDAQ AND DOW JONES & COMPANY (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE THE FUNDS AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

      o THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

      o THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

      o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

      o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

      o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

      o RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

      o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

      o WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

      o WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S
500" AND "500," ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

DOW JONES, DOW JONES INDUSTRIAL AVERAGE(SM), DJIA(SM), OR OTHER RELEVANT MARKS/NAMES OF THE INDEX ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. DOW JONES HAS NO RELATIONSHIP TO THE RYDEX FUNDS, OTHER THAN THE LICENSING OF THE DOW JONES INDUSTRIAL AVERAGE (DJIA) AND ITS SERVICE MARKS FOR USE IN CONNECTION WITH THE FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                   PROSPECTUS 39


ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MAY 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, BY VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX DYNAMIC FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-09525.

[LOGO]RYDEXINVESTMENTS
      Essential for modern markets(TM)

      9601 Blackwell Road
      Suite 500
      Rockville, MD 20850
      800.820.0888
      www.rydexinvestments.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               RYDEX DYNAMIC FUNDS

                         9601 BLACKWELL ROAD, SUITE 500,
                            ROCKVILLE, MARYLAND 20850

                                  800.820.0888
                                  301.296.5100

                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Dynamic Funds (the "Trust"):

                                 TITAN 500 FUND
                                TEMPEST 500 FUND
                                VELOCITY 100 FUND
                                VENTURE 100 FUND
                            LONG DYNAMIC DOW 30 FUND
                           INVERSE DYNAMIC DOW 30 FUND
                              TITAN 500 MASTER FUND
                             TEMPEST 500 MASTER FUND
                            VELOCITY 100 MASTER FUND
                             VENTURE 100 MASTER FUND
                         LONG DYNAMIC DOW 30 MASTER FUND
                       INVERSE DYNAMIC DOW 30 MASTER FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's prospectuses for the A-Class, C-Class and H-Class Shares, dated May 1, 2005. Copies of the Trust's prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference to, and must be delivered with, this SAI.

                       The date of this SAI is May 1, 2005

GENERAL INFORMATION ABOUT THE TRUST............................................1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS...............................1


INVESTMENT RESTRICTIONS.......................................................11

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................13

MANAGEMENT OF THE TRUST ......................................................17

PRINCIPAL HOLDERS OF SECURITIES...............................................29

DETERMINATION OF NET ASSET VALUE..............................................34

PURCHASE AND REDEMPTION OF SHARES.............................................35

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS................36

DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................39

OTHER INFORMATION.............................................................42

INDEX PUBLISHERS..............................................................44

COUNSEL.......................................................................44

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN...................45

FINANCIAL STATEMENTS..........................................................45

APPENDIX A...................................................................A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on August 6, 1999. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

Currently, the Trust is comprised of the following series: Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund, Venture 100 Fund, Long Dynamic Dow 30 Fund, Inverse Dynamic Dow 30 Fund, Titan 500 Master Fund, Tempest 500 Master Fund, Velocity 100 Master Fund, Venture 100 Master Fund, Long Dynamic Dow 30 Master Fund, and Inverse Dynamic Dow 30 Master Fund (collectively, the "Funds"). The Titan 500 Master Fund, Tempest 500 Master Fund, Velocity 100 Master Fund, Venture 100 Master Fund, Long Dynamic Dow 30 Master Fund, and Inverse Dynamic Dow 30 Master Fund (collectively, the "Master Funds") serve as master funds in a master-feeder arrangement with the Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund, Venture 100 Fund, Long Dynamic Dow 30 Fund and Inverse Dynamic Dow 30 Fund, respectively (the "Feeder Funds").

The Feeder Funds pursue their respective investment objectives indirectly by investing through what is referred to as a "master-feeder" structure. The Trust was reorganized into the master-feeder structure on December 31, 2000. As a result of the reorganization, each of the predecessor Titan 500, Tempest 500, Velocity 100 and Venture 100 Funds sold all of its assets and liabilities to its corresponding Master Fund in exchange for shares of such Master Fund.

The Feeder Funds currently offer A-Class Shares, C-Class Shares, and H-Class Shares. The different classes provide for variations in sales charges and certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales load is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements with respect to a class are described in the separate prospectus applicable to such class (together the "Prospectuses"). For more information on shareholder servicing and distribution see "Distribution" below. Additional Funds and/or classes may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective and principal investments are described in the Trust's Prospectuses. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses. Under the master-feeder arrangement, the Feeder Funds invest exclusively in the Master Funds. As a result, references in this section to "Funds" generally apply to the Master Funds only. Except as otherwise designated, each Feeder Fund reserves the right to invest in the types of instruments as its corresponding Master Fund. However, each Feeder Fund has no present intention to pursue its respective investment strategy other than by investing 100% of its assets in its corresponding Master Fund.


Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may, consistent with a Fund's investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without violating the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.


BORROWING

The Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.


Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.


FUTURES AND OPTIONS TRANSACTIONS


FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds (other than the Money Market Fund) may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Funds use futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.


There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Titan 500 Master Fund and Velocity 100 Master Fund may buy call options and write (sell) put options on securities, and the Tempest 500 Master Fund and Venture 100 Master Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. The Long Dynamic Dow 30 Master Fund and Inverse Dynamic Dow 30 Master Fund may buy call and put options and write (sell) call and put options on securities. The Titan 500 Master Fund and Velocity 100 Master Fund may purchase call options and write put options; the Tempest 500 Master Fund and Venture 100 Master Fund may purchase put options and write call options; The Long Dynamic Dow 30 Master Fund and Inverse Dynamic Dow 30 Master Fund may purchase call and put options and write call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be " covered," which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


A Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."


The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by a Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


ILLIQUID SECURITIES

While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The board of trustees of the Trust (the "Board") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by a Fund, to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

While the Master Funds do not anticipate doing so, the Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. Each Feeder Fund currently pursues its respective investment objective through such an arrangement.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, each of the Funds may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Funds will not lend more than 33(1)/3% of the value of the Fund's total assets. Loans would be subject to termination by the lending Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities, which occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

PORTFOLIO TURNOVER

As discussed in the Trust's Prospectuses, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "Rydex Account Policies" and "Financial Highlights" in the Trust's Prospectuses). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one year.

REPURCHASE AGREEMENTS

As discussed in the Trust's Prospectuses, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Tempest 500 Fund, Tempest 500 Master Fund, Venture 100 Fund, Venture 100 Master Fund, Inverse Dynamic Dow 30 Fund and Inverse Dynamic Dow 30 Master Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Tempest 500 Fund, Tempest 500 Master Fund, Venture 100 Fund, Venture 100 Master Fund, Inverse Dynamic Dow 30 Fund and Inverse Dynamic Dow 30 Master Fund closes its short position or replaces the borrowed security, the Fund will:
(a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Titan 500 Fund, Titan 500 Master Fund, Velocity 100 Fund, Velocity 100 Master Fund, Inverse Dynamic Dow 30 Fund and Inverse Dynamic Dow 30 Master Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none of these Funds currently expect to do so, these Funds may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS

A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS

The Funds may enter into swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. [Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations.] A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.


The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover);
(5) a Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark that are not disseminated in advance; (8) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

Each Fund shall not:

      1. Borrow money in an amount exceeding 33(1)/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

      2. Make loans if, as a result, more than 33(1)/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
            (iii) lend its securities.

      3. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

      5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

      6. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

      7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES


The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.


Each Fund shall not:

      1.    Invest in warrants.

      2.    Invest in real estate limited partnerships.

      3.    Invest in mineral leases.

      4. Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

      5.    Invest in companies for the purpose of exercising control.

      6. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by
            Section 18 of the 1940 Act.

      7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

      8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The Long Dynamic Dow 30 Fund may not:

      9. Change its investment strategy to invest at least 80% of its assets in financial instruments with economic characteristics that should perform similarly to those of its underlying index, without 60 days' prior notice to shareholders.

The Inverse Dynamic Dow 30 Fund may not:

      10. Change its investment strategy to invest at least 80% of its assets in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.


With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended December 31, 2002, 2003, and 2004 the Funds paid the following brokerage commissions:

----------------------------------------------------------------------------------------------------
                                             AGGREGATE             AGGREGATE            AGGREGATE
                              FUND           BROKERAGE             BROKERAGE            BROKERAGE
     FUND NAME*            INCEPTION    COMMISSIONS DURING    COMMISSIONS DURING       COMMISSIONS
                              DATE       FISCAL YEAR ENDED     FISCAL YEAR ENDED      DURING FISCAL
                                               2002                  2003            YEAR ENDED 2004
----------------------------------------------------------------------------------------------------
Titan 500                   05/19/00         $8,797,851            $1,543,494            $580,116
----------------------------------------------------------------------------------------------------
Tempest 500                 05/19/00           $433,743              $937,667            $367,650
----------------------------------------------------------------------------------------------------
Velocity 100                05/24/00           $536,984            $1,869,794          $1,027,434
----------------------------------------------------------------------------------------------------
Venture 100                 05/23/00           $448,976              $509,450            $595,808
----------------------------------------------------------------------------------------------------
Long Dynamic Dow 30         02/20/04                N/A                   N/A             $91,443
----------------------------------------------------------------------------------------------------
Inverse Dynamic Dow 30      02/20/04                N/A                   N/A             $33,121
----------------------------------------------------------------------------------------------------

*AMOUNTS SHOWN REPRESENT COMMISSION PAYMENTS BY THE MASTER FUNDS.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.


In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's fiscal year ended December 31, 2004, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

--------------------------------------------------------------------------------
                             TOTAL DOLLAR AMOUNT OF       TOTAL DOLLAR AMOUNT OF
       FUND NAME*          BROKERAGE COMMISSIONS FOR      TRANSACTIONS INVOLVING
                               RESEARCH SERVICES           BROKERAGE COMMISSIONS
                                                           FOR RESEARCH SERVICES
--------------------------------------------------------------------------------
Long Dynamic Dow 30                $3,828.12                  $35,834,149.42
--------------------------------------------------------------------------------
Titan 500                          $43,979.28                 $309,356,531.71
--------------------------------------------------------------------------------
Velocity 100                       $81,345.66                 $482,519,112.47
--------------------------------------------------------------------------------


*AMOUNTS SHOWN REPRESENT COMMISSION PAYMENTS BY THE MASTER FUNDS.


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended December 31, 2002, the Funds paid no brokerage commissions to affiliates. For the fiscal year ended December 31, 2003, the Funds paid no brokerage commissions to affiliates. For the fiscal year ended December 31, 2004, the Funds paid $712.20 in brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of December 31, 2004, the following Funds held the following securities of the Trust's "regular brokers or dealers":


----------------------------------------------------------------------------------------
                                                              TOTAL AMOUNT OF SECURITIES
         FUND NAME*             FULL NAME OF BROKER/DEALER          OF EACH REGULAR
                                                                   BROKER-DEALER HELD
----------------------------------------------------------------------------------------
Titan 500                 UBS Financial Services, Inc.                 $74,972,619
                          Lehman Brothers, Inc.                        $17,449,107
                          Morgan Stanley                                $1,660,603
                          U.S.Bancorp                                   $1,597,633
                          Goldman Sachs Group, Inc.                     $1,376,969
                          Lehman Brothers, Inc.                           $643,853
                          BB&T Corp.                                      $634,534
                          Bear Stearns Cos., Inc.                         $288,514
----------------------------------------------------------------------------------------
Tempest 500               UBS Financial Services, Inc.                 $93,428,222
                          Lehman Brothers, Inc.                        $32,132,926
----------------------------------------------------------------------------------------
Velocity 100              UBS Financial Services, Inc.                 $55,676,527
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                              TOTAL AMOUNT OF SECURITIES
         FUND NAME*             FULL NAME OF BROKER/DEALER          OF EACH REGULAR
                                                                   BROKER-DEALER HELD
----------------------------------------------------------------------------------------
                          Lehman Brothers, Inc.                        $20,806,779
----------------------------------------------------------------------------------------
Venture 100               UBS Financial Services, Inc.                $102,145,658
                          Lehman Brothers, Inc.                        $32,946,882
----------------------------------------------------------------------------------------
Long Dynamic Dow 30       UBS Financial Services, Inc.                 $10,252,155
                          Lehman Brothers, Inc.                         $5,473,852
----------------------------------------------------------------------------------------
Inverse Dynamic Dow 30    UBS Financial Services, Inc.                 $13,524,818
                          Lehman Brothers, Inc.                         $6,560,798
----------------------------------------------------------------------------------------


*AMOUNTS SHOWN REPRESENT AMOUNTS HELD BY THE MASTER FUNDS.

MANAGEMENT OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each Board member is responsible for the 12 Funds in the Trust as well as other Funds in the Rydex Family of Funds, including the Funds of the Rydex Series Funds, the Rydex Variable Trust and the Rydex ETF Trust, that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 87 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


INTERESTED TRUSTEE*

CARL G. VERBONCOEUR (52)

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 2003 to present; Vice President of Rydex ETF Trust, calendar year 2003, Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Chief Executive Officer of Rydex Capital Partners I, LLC, investment adviser, 2004 to present; Treasurer of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex

      Distributors, Inc., 2000 to 2003; Executive Vice President of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Senior Vice
      President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

      *DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

INDEPENDENT TRUSTEES

COREY A. COLEHOUR (59)

      Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Partner of Star Schield Tactical Allocation Research, a registered investment adviser, 2003 to present.

J. KENNETH DALTON (64)

      Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (65)

      Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T. MCCARVILLE (62)

      Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

ROGER SOMERS (60)

      Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. Messrs. Colehour, Dalton, Demaret, McCarville and Somers serve as members of the Nominating Committee. The Nominating Committee met one time during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. The investment advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the members of the Board who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Board uses this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.


Before this year's meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges each Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor' reputation, expertise and resources in domestic financial markets; and (k) each Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Funds in respect of such matters as managing the Funds' portfolios in a manner consistent with the Funds' respective investment objectives, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Funds were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund and all Rydex Funds as of the end of the most recently completed calendar year. Shares of the Master Funds are not available for purchase by individuals. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board and the officers of the Trust own less than 1% of the outstanding shares of the Trust.



------------------------------------------------------------------------------------------------
NAME                      DOLLAR RANGE OF FUND SHARES    AGGREGATE DOLLAR RANGE OF SHARES IN ALL
                          (RYDEX DYNAMIC FUNDS ONLY)         RYDEX FUNDS OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------
Carl G. Verboncoeur*          $10,001 - $50,000                      over $100,000
------------------------------------------------------------------------------------------------
Corey A. Colehour                     $0                             over $100,000
------------------------------------------------------------------------------------------------
J. Kenneth Dalton                     $0                           $10,001 - $50,000
------------------------------------------------------------------------------------------------
John O. Demaret               $50,001 - $100,000                     over $100,000
------------------------------------------------------------------------------------------------
Patrick T. McCarville                 $0                           $50,001 - $100,000
------------------------------------------------------------------------------------------------
Roger Somers                  $50,001 - $100,000                     over $100,000
------------------------------------------------------------------------------------------------


*MR. VERBONCOEUR BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON APRIL 30, 2004.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of the members of the Board serving during the fiscal year ended December 31, 2004, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust:

--------------------------------------------------------------------------------------------
                                             PENSION OR          ESTIMATED         TOTAL
   NAME OF PERSON,          AGGREGATE        RETIREMENT       ANNUAL BENEFITS   COMPENSATION
      POSITION             COMPENSATION   BENEFITS ACCRUED         UPON          FROM FUND
                            FROM TRUST       AS PART OF         RETIREMENT        COMPLEX *
                                          TRUST'S EXPENSES
--------------------------------------------------------------------------------------------
Carl Verboncoeur**               n/a              n/a                n/a              n/a
--------------------------------------------------------------------------------------------
Corey A. Colehour,
TRUSTEE                      $14,475               $0                 $0          $79,500
--------------------------------------------------------------------------------------------
J. Kenneth Dalton,
TRUSTEE                      $14,475               $0                 $0          $79,500
--------------------------------------------------------------------------------------------
Roger Somers
TRUSTEE                      $14,475               $0                 $0          $79,500
--------------------------------------------------------------------------------------------
John O. Demaret,
TRUSTEE                      $14,475               $0                 $0          $85,500
--------------------------------------------------------------------------------------------
Patrick T. McCarville,
TRUSTEE                      $14,475               $0                 $0          $79,500
--------------------------------------------------------------------------------------------

*REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST AND RYDEX ETF TRUST AND, WITH RESPECT TO MR. DEMARET, COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX CAPITAL PARTNERS SPHINX FUND.

**MR. VERBONCOEUR BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON APRIL 30, 2004. AS AN OFFICER OF THE ADVISOR, HE DOES NOT RECEIVE COMPENSATION FROM THE TRUST.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.


CARL G. VERBONCOEUR (52)

      Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 2003 to present; Vice President of Rydex ETF Trust, calendar year 2003, Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Chief Executive Officer of Rydex Capital Partners I, LLC, investment adviser, 2004 to present; Treasurer of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Executive Vice President of Rydex Capital Partners I, LLC, investment adviser, 2003 to present; Vice President of PADCO Advisors, Inc.,

      PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (34)

      Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present. Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; President of PADCO Advisors, Inc. and PADCO Advisors II. Inc., 2004 to present; Executive Vice President of PADCO Advisors, Inc., 1993 to present; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Chief Operating Officer of PADCO Advisors II, Inc., 2003 to present; Executive Vice President of PADCO Advisors II, Inc., 1996 to present; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC., investment adviser, 2003 to present; President of Rydex Capital Partners II, LLC., investment adviser, 2003 to present; Chief Operating Officer of Rydex Distributors, Inc. 2003 to present; Executive Vice President of Rydex Distributors, Inc. 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993.

NICK BONOS (41)

      Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Senior Vice President of Rydex Fund Services, Inc., 2003 to present; Vice President of Accounting of Rydex Fund Services, Inc., 2000 to 2003; Vice President of Mutual Fund Services, State Street Corp., 1997 to 1999.

JOANNA M. HAIGNEY (38)

      Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust and Rydex Capital Partners SPhinX Fund, 2004 to present; Secretary of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, 2000 to present; Secretary of Rydex ETF Trust, 2002 to present; Secretary of Rydex Capital Partners SPhinX Fund, 2003 to present. Vice President of Compliance of PADCO Advisors, Inc. and PADCO Advisors II, Inc., 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

CODE OF ETHICS


The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.


PROXY VOTING


The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available upon request by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Dynamic Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. the Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.


THE ADVISORY AGREEMENT

PADCO Advisors I, Inc.,  9601 Blackwell  Road,  Suite 500,  Rockville,  Maryland
20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on July 5, 1994, together with PADCO II Advisors, Inc., a registered investment adviser under common control and does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.


The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement with the Advisor, dated April 30, 2004, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust. As of April 1, 2005, assets under management of the Advisor were approximately $13 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Master Fund. The Advisor may, from time to time reimburse certain expenses of the Funds in order to limit the Funds' operating expenses as described in the Prospectuses.


For the fiscal years ended December 31, 2002, 2003 and 2004 the Advisor received the following investment advisory fees:

---------------------------------------------------------------------------------------------------------
                             FUND                    ADVISORY FEES      ADVISORY FEES      ADVISORY FEES
      FUND NAME           INCEPTION     ADVISORY    PAID FOR FISCAL    PAID FOR FISCAL    PAID FOR FISCAL
                             DATE         FEE       YEAR ENDED 2002    YEAR ENDED 2003    YEAR ENDED 2004
---------------------------------------------------------------------------------------------------------
Titan 500                   05/19/00      0.90%        $1,246,242         $1,802,976         $3,174,901
---------------------------------------------------------------------------------------------------------
Tempest 500                 05/19/00      0.90%        $2,167,544         $4,522,173         $3,555,042
---------------------------------------------------------------------------------------------------------
Velocity 100                05/24/00      0.90%        $1,751,183         $3,079,740         $4,948,104
---------------------------------------------------------------------------------------------------------
Venture 100                 05/23/00      0.90%        $2,051,146         $3,466,909         $4,572,427
---------------------------------------------------------------------------------------------------------
Long Dynamic Dow 30         02/20/04      0.90%               N/A                N/A           $130,584
---------------------------------------------------------------------------------------------------------
Inverse Dynamic Dow 30      02/20/04      0.90%               N/A                N/A           $112,552
---------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

This  section  includes   information  about  each  Fund's  portfolio  managers,
including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.



OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:



-----------------------------------------------------------------------------------------------
                 REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                    COMPANIES(1),(2)              VEHICLES(1)              OTHER ACCOUNTS(1)
                -----------------------    ------------------------    ------------------------
                 NUMBER                     NUMBER                      NUMBER
                   OF      TOTAL ASSETS       OF       TOTAL ASSETS       OF       TOTAL ASSETS
   NAME         ACCOUNTS                   ACCOUNTS                    ACCOUNTS
-----------------------------------------------------------------------------------------------
Michael P.         91         $12.6 B          2          $1.5 M           8          < $5 M
Byrum
-----------------------------------------------------------------------------------------------
William E.
Flaig Jr.          90         $12.3 B          0             N/A          14          < $5 M
-----------------------------------------------------------------------------------------------
Jim King           91         $12.6 B          0             N/A           3          < $5 M
-----------------------------------------------------------------------------------------------

(1) INFORMATION PROVIDED IS AS OF APRIL 12, 2005.

(2)  THE   PORTFOLIO   MANAGERS   MANAGE  ONE  ACCOUNT  THAT  IS  SUBJECT  TO  A
PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.1 M IN ASSETS UNDER MANAGEMENT AS OF APRIL 12, 2005.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of an annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio manager. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of March 9, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER               FUND              DOLLAR RANGE OF FUND SHARES
--------------------------------------------------------------------------------
Michael P. Byrum                    0                            N/A
--------------------------------------------------------------------------------
William E. Flaig, Jr.     Rydex Tempest 500 Fund             $1-$10,000
--------------------------------------------------------------------------------
                          Rydex Venture 100 Fund          $10,001 - $50,000
--------------------------------------------------------------------------------
Jim King                  Rydex Venture 100 Fund         $50,001 - $100,000
--------------------------------------------------------------------------------

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.


Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund.

For the fiscal years ended December 31, 2002, 2003 and 2004 the Servicer received the following fees:

---------------------------------------------------------------------------------------------


                                          SERVICE FEES      SERVICE FEES    SERVICE FEES PAID
                              FUND       PAID FOR FISCAL   PAID FOR FISCAL   FOR FISCAL YEAR
     FUND NAME              INCEPTION      YEAR ENDED        YEAR ENDED           ENDED
                              DATE            2002              2003               2004
---------------------------------------------------------------------------------------------
Titan 500                   05/19/00        $346,089           $500,481          $881,455
---------------------------------------------------------------------------------------------
Tempest 500                 05/19/00        $602,104         $1,255,496          $986,937
---------------------------------------------------------------------------------------------
Velocity 100                05/24/00        $486,257           $853,679        $1,373,736
---------------------------------------------------------------------------------------------
Venture 100                 05/23/00        $569,266           $962,472        $1,269,393
---------------------------------------------------------------------------------------------
Long Dynamic Dow 30         02/20/04             N/A                N/A           $36,261
---------------------------------------------------------------------------------------------
Inverse Dynamic Dow 30      02/20/04             N/A                N/A           $31,267
---------------------------------------------------------------------------------------------


Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent
(0.10%) on the first $250 million of the average daily net assets, three-fortieths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty third of one percent (0.03%) on the average daily net assets over $750 million of the Funds. Certain officers and members of the Board of the Trust are also officers and directors of the Servicer.


For the fiscal years ended December 31, 2002, 2003 and 2004, the Servicer received the following fees:


----------------------------------------------------------------------------------------------
                                           ACCOUNTING          ACCOUNTING        ACCOUNTING
                             FUND         SERVICE FEES     SERVICE FEES PAID    SERVICE FEES
        FUND NAME          INCEPTION     PAID FOR FISCAL    FOR FISCAL YEAR    PAID FOR FISCAL
                             DATE        YEAR ENDED 2002       ENDED 2003      YEAR ENDED 2004
----------------------------------------------------------------------------------------------
Titan 500                   05/19/00        $138,406            $268,284          $528,873
----------------------------------------------------------------------------------------------
Tempest 500                 05/19/00        $232,367            $620,017          $592,162
----------------------------------------------------------------------------------------------
Velocity 100                05/24/00        $193,704            $463,424          $824,242
----------------------------------------------------------------------------------------------
Venture 100                 05/23/00        $223,449            $485,036          $761,636
----------------------------------------------------------------------------------------------
Long Dynamic Dow 30         02/20/04             N/A                 N/A           $21,756
----------------------------------------------------------------------------------------------
Inverse Dynamic Dow 30      02/20/04             N/A                 N/A           $18,760
----------------------------------------------------------------------------------------------


DISTRIBUTION


Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly-owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Funds' current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

A-CLASS DISTRIBUTION PLAN - Each Feeder Fund has adopted a Distribution Plan applicable to A-Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

Following, are the fees paid under the A-Class Distribution Plan for the fiscal period ended December 31, 2004:


--------------------------------------------------------------------------------
      FUND NAME           FUND INCEPTION     12B-1 FEES PAID     12B-1 FEES PAID
                               DATE                 (%)                 ($)
--------------------------------------------------------------------------------
Titan 500                    05/19/00             0.25%                $423
--------------------------------------------------------------------------------
Tempest 500                  05/19/00             0.25%               $1,012
--------------------------------------------------------------------------------
Velocity 100                 05/24/00             0.25%                $809
--------------------------------------------------------------------------------
Venture 100                  05/23/00             0.25%                $164
--------------------------------------------------------------------------------
Long Dynamic Dow 30          02/20/04             0.25%                $90
--------------------------------------------------------------------------------
Inverse Dynamic Dow 30       02/20/04             0.25%                $86
--------------------------------------------------------------------------------


C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

Following, are the fees paid under the C-Class Distribution and Shareholder Servicing Plan for the fiscal period ended December 31, 2004:


--------------------------------------------------------------------------------
      FUND NAME           FUND INCEPTION     12B-1 FEES PAID     12B-1 FEES PAID
                               DATE                (%)                 ($)
--------------------------------------------------------------------------------
Titan 500                    05/19/00             1.00%             $720,299
--------------------------------------------------------------------------------
Tempest 500                  05/19/00             1.00%             $408,709
--------------------------------------------------------------------------------
Velocity 100                 05/24/00             1.00%             $619,100
--------------------------------------------------------------------------------
Venture 100                  05/23/00             1.00%             $450,094
--------------------------------------------------------------------------------
Long Dynamic Dow 30          02/20/04             1.00%              $17,254
--------------------------------------------------------------------------------
Inverse Dynamic Dow 30       02/20/04             1.00%              $5,188
--------------------------------------------------------------------------------


H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan for their H-Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

Following, are the fees paid under the H-Class Distribution Plan for the fiscal period ended December 31, 2004:


--------------------------------------------------------------------------------
      FUND NAME           FUND INCEPTION     12B-1 FEES PAID     12B-1 FEES PAID
                               DATE                 (%)                 ($)
--------------------------------------------------------------------------------
Titan 500                    05/19/00             0.25%              $700,958
--------------------------------------------------------------------------------
Tempest 500                  05/19/00             0.25%              $883,747
--------------------------------------------------------------------------------
Velocity 100                 05/24/00             0.25%             $1,218,153
--------------------------------------------------------------------------------
Venture 100                  05/23/00             0.25%             $1,156,706
--------------------------------------------------------------------------------
Long Dynamic Dow 30          02/20/04             0.25%              $31,857
--------------------------------------------------------------------------------
Inverse Dynamic Dow 30       02/20/04             0.25%              $29,883
--------------------------------------------------------------------------------


DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

COSTS AND EXPENSES


Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Board meetings for the members of the Board who are not affiliated with or interested persons of the Advisor.


BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery
Program that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 2005, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

--------------------------------------------------------------------------------
  FUND NAME        NUMBER OF    PERCENTAGE OF         NAME AND ADDRESS OF
     AND            SHARES       FUND SHARES           BENEFICIAL OWNER
    CLASS
--------------------------------------------------------------------------------
A-CLASS SHARES
Titan 500          10891.41        20.89       FIRST CLEARING, LLC
                                               KRALING FAMILY TRUST
                                               ALAN R KRALING TTEE
                                               10700 WHEAT FIRST DRIVE
                                               GLEN ALLEN, VA 23060

Tempest 500        2227.00         6.42        FIRST CLEARING, LLC
                                               HORA PRAPHAT TTEE
                                               DEFINED BENEFIT PENSION TRUST
                                               10700 WHEAT FIRST DRIVE
                                               GLEN ALLEN, VA 23060

Tempest 500        11370.37        32.76       PERSHING LLC
                                               P. O. BOX 2052
                                               JERSEY CITY, NJ 07303-9998

Tempest 500        5960.68         17.17       PERSHING LLC
                                               P. O. BOX 2052
                                               JERSEY CITY, NJ 07303-9998

Tempest 500        4511.50         13.00       DEAN WITTER FOR THE BENEFIT OF
                                               DUBI SILVERSTEIN &
                                               PO BOX 250 CHURCH STREET STATION
                                               NEW YORK, NY 10008-0250

Tempest 500        2139.51         6.16        DEAN WITTER FOR THE BENEFIT OF
                                               GISELA CAHNMAN
                                               PO BOX 250 CHURCH STREET STATION
                                               NEW YORK, NY 10008-0250

Velocity 100       25058.81        20.30       FIRST CLEARING, LLC
                                               KRALING FAMILY TRUST
                                               ALAN R KRALING TTEE
                                               10700 WHEAT FIRST DRIVE
                                               GLEN ALLEN, VA 23060

Velocity 100       23562.68        19.09       DEAN WITTER FOR THE BENEFIT OF
                                               CARL K BUFKA
                                               PO BOX 250 CHURCH STREET STATION
                                               NEW YORK, NY 10008-0250

Velocity 100       13054.83        10.57       NFSC FEBO  # HDM-701475
                                               ROBB CHARITABLE TRUST
                                               WALTER L ROBB
                                               U/A 09/04/1990
                                               41 MORTON ST UNIT 15
                                               JAMAICA PLAIN, MA 02130

Venture 100        4797.00         9.85        FIRST CLEARING, LLC
                                               HORA PRAPHAT TTEE
                                               DEFINED BENEFIT PENSION TRUST
                                               10700 WHEAT FIRST DRIVE
                                               GLEN ALLEN, VA 23060

Venture 100        23678.65        48.63       PERSHING LLC
                                               P. O. BOX 2052
                                               JERSEY CITY, NJ 07303-9998

Long Dynamic       846.21          7.11        NFSC FEBO  # 0JR-777889
Dow 30                                         BILLEE L JOHNS TTEE
                                               FBO BILLEE L JOHNS TRUST
                                               U/A 9/18/90
                                               1632 VIA BARLOVENTO
                                               LAKE SAN MARCOS, CA 92078

Long Dynamic       951.42          7.99        PERSHING LLC
Dow 30                                         P. O. BOX 2052
                                               JERSEY CITY, NJ 07303-9998

Long Dynamic       727.65          6.11        PERSHING LLC
Dow 30                                         P. O. BOX 2052
                                               JERSEY CITY, NJ 07303-9998

Long Dynamic       1137.29         9.55        STIFEL NICOLAUS & CO INC
Dow 30                                         BATTCHER FAMILY REV LIVING TR
                                               501 NORTH BROADWAY
                                               ST LOUIS  MO  63102

Long Dynamic       2040.82         17.14       FIRST CLEARING, LLC
Dow 30                                         LEE ROTH
                                               10700 WHEAT FIRST DRIVE
                                               GLEN ALLEN, VA 23060

Long Dynamic       659.94          5.54        LPL FINANCIAL SERVICES
Dow 30                                         9785 TOWNE CENTRE DRIVE
                                               SAN DIEGO, CA  92121-1968

Long Dynamic       737.58          6.20        LPL FINANCIAL SERVICES
Dow 30                                         9785 TOWNE CENTRE DRIVE
                                               SAN DIEGO, CA  92121-1968

Inverse Dynamic    86.69           8.55        FISERV SECURITIES, INC.
Dow 30                                         FAO 13353003
                                               ATTN: MUTUAL FUNDS
                                               ONE COMMERCE SQUARE
                                               2005 MARKET STREET  SUITE 1200
                                               PHILADELPHIA,  PA  19103

Inverse Dynamic    190.52          18.79       FISERV SECURITIES, INC.
Dow 30                                         FAO 10099374
                                               ATTN: MUTUAL FUNDS
                                               ONE COMMERCE SQUARE
                                               2005 MARKET STREET  SUITE 1200
                                               PHILADELPHIA,  PA  19103

Inverse Dynamic    106.65          10.52       FISERV SECURITIES, INC.
Dow 30                                         FAO 13372412
                                               ATTN: MUTUAL FUNDS
                                               ONE COMMERCE SQUARE
                                               2005 MARKET STREET  SUITE 1200
                                               PHILADELPHIA,  PA  19103

Inverse Dynamic    499.42          49.26       FISERV SECURITIES, INC.
Dow 30                                         FAO 13353649
                                               ATTN: MUTUAL FUNDS
                                               ONE COMMERCE SQUARE
                                               2005 MARKET STREET  SUITE 1200
                                               PHILADELPHIA,  PA  19103

Inverse Dynamic    111.24          10.97       FISERV SECURITIES, INC.
Dow 30                                         FAO 46626824
                                               ATTN: MUTUAL FUNDS
                                               ONE COMMERCE SQUARE
                                               2005 MARKET STREET  SUITE 1200
                                               PHILADELPHIA,  PA  19103

--------------------------------------------------------------------------------
C-CLASS
SHARES

                   27909.09        25.05       PERSHING LLC
Long Dynamic                                   P. O. BOX 2052
Dow 30                                         JERSEY CITY, NJ 07303-9998

Inverse Dynamic    1146.63         5.45        DONALDSON LUFKIN JENRETTE
Dow 30                                         SECURITIES CORPORATION INC.
                                               P. O. BOX 2052
                                               JERSEY CITY, NJ 07303-9998
                                               0
Inverse Dynamic    1146.63         5.45        DONALDSON LUFKIN JENRETTE
Dow 30                                         SECURITIES CORPORATION INC.
                                               P. O. BOX 2052
                                               JERSEY CITY, NJ 07303-9998

Inverse Dynamic    1080.47         5.13        RBC DAIN RAUSCHER CUSTODIAN
Dow 30                                         LESLIE S SOGOL
                                               INDIVIDUAL RETIREMENT ACCOUNT
                                               81 ANGELA AVE
                                               SAN ANSELMO,  CA 94960-1349

Inverse Dynamic    2158.36         10.26       RBC DAIN RAUSCHER CUSTODIAN
Dow 30                                         RAYMOND J MINEHAN
                                               SEGREGATED ROLLOVER IRA
                                               34 THUNDERBIRD DR
                                               NOVATO, CA 94949-5843

--------------------------------------------------------------------------------
H-CLASS
SHARES
                   549600.85       6.49        MERRILL LYNCH FENNER & SMITH
Titan 500                                      FINANCIAL DATA SERVICES
                                               4800 DEER LAKE DRIVE E, 3RD FLOOR
                                               JACKSONVILLE, FL 32246

Titan 500          1542638.68      18.23       SCHWAB
                                               SPECIAL CUSTODY ACCOUNT - REINV
                                               FOR BENEFIT OF CUSTOMERS
                                               ATTN: MUTUAL FUNDS TEAM E
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104-4122

Titan 500          1247614.02      14.74       NATIONAL FINANCIAL SVCS CORP
                                               FOR EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               RUSS LENNON
                                               200 LIBERTY STREET
                                               NEW YORK, NY 10281-9999

Tempest 500        537223.02       9.01        MERRILL LYNCH FENNER & SMITH
                                               FINANCIAL DATA SERVICES
                                               4800 DEER LAKE DRIVE E, 3RD FLOOR
                                               JACKSONVILLE, FL 32246

Tempest 500        959596.69       16.09       SCHWAB
                                               SPECIAL CUSTODY ACCOUNT - REINV
                                               FOR BENEFIT OF CUSTOMERS
                                               ATTN: MUTUAL FUNDS TEAM E
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104-4122

Tempest 500        753393.45       12.63       NATIONAL FINANCIAL SVCS CORP
                                               FOR EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               RUSS LENNON
                                               200 LIBERTY STREET
                                               NEW YORK, NY 10281-9999

Tempest 500        416024.62       6.97        NATIONAL INVESTOR SERVICES FBO
                                               097-50000-19
                                               55 WATER STREET, 32ND FLOOR
                                               NEW YORK NY 10041

Velocity 100       3489354.34      13.89       SCHWAB
                                               SPECIAL CUSTODY ACCOUNT - REINV
                                               FOR BENEFIT OF CUSTOMERS
                                               ATTN: MUTUAL FUNDS TEAM E
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104-4122

Velocity 100       3037873.47      12.09       NATIONAL FINANCIAL SVCS CORP
                                               FOR EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               RUSS LENNON
                                               200 LIBERTY STREET
                                               NEW YORK, NY 10281-9999

Velocity 100       1354845.02      5.39        NATIONAL INVESTOR SERVICES FBO
                                               097-50000-19
                                               55 WATER STREET,32ND FLOOR
                                               NEW YORK NY 10041

Venture 100        3119403.37      15.71       SCHWAB
                                               SPECIAL CUSTODY ACCOUNT - REINV
                                               FOR BENEFIT OF CUSTOMERS
                                               ATTN: MUTUAL FUNDS TEAM E
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104-4122

Venture 100        2683215.69      13.51       NATIONAL FINANCIAL SVCS CORP
                                               FOR EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               RUSS LENNON
                                               200 LIBERTY STREET
                                               NEW YORK, NY 10281-9999

Venture 100        1030846.05      5.19        NATIONAL INVESTOR SERVICES FBO
                                               097-50000-19
                                               55 WATER STREET,32ND FLOOR
                                               NEW YORK NY 10041

Venture 100        1515172.09      7.63        UBS SECURITIES LLC
                                               483-68127-29
                                               677 WASHINGTON BLVD. 9TH FLOOR
                                               STAMFORD,CT 06901-3793

Long Dynamic       72005.39        6.07        MERRILL LYNCH FENNER & SMITH
Dow 30                                         FINANCIAL DATA SERVICES
                                               4800 DEER LAKE DRIVE E, 3RD FLOOR
                                               JACKSONVILLE, FL 32246

Long Dynamic       261411.13       22.03       NATIONAL FINANCIAL SVCS CORP
Dow 30                                         FOR EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               RUSS LENNON
                                               200 LIBERTY STREET
                                               NEW YORK, NY 10281-9999

Long Dynamic       59481.16        5.01        FTC & CO
Dow 30                                         DATALYNX
                                               PO BOX 173736
                                               DENVER, CO 80217-3736

Long Dynamic       90267.98        7.61        TRUST COMPANY OF AMERICA
Dow 30                                         FBO 60
                                               PO BOX 6503
                                               ENGLEWOOD, CO 80112

Inverse Dynamic    22948.87        5.40        SCHWAB
Dow 30                                         SPECIAL CUSTODY ACCOUNT - REINV
                                               FOR BENEFIT OF CUSTOMERS
                                               ATTN: MUTUAL FUNDS TEAM E
                                               101 MONTGOMERY STREET
                                               SAN FRANCISCO, CA 94104-4122

Long Dynamic       115678.44       27.24       NATIONAL FINANCIAL SVCS CORP
Dow 30                                         FOR EXCLUSIVE BENEFIT OF OUR
                                               CUSTOMERS
                                               RUSS LENNON
                                               200 LIBERTY STREET
                                               NEW YORK, NY 10281-9999

DETERMINATION OF NET ASSET VALUE


The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating NAV." The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.


On days when the Chicago Board of Trade ("CBOT") is closed during its usual business hours, but the shares of a Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by a Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for a Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for a Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by a Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.


OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes, which may be necessary to assure that the investments of the Funds are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES


Note that in the case of a redemption of tax-qualified retirement plans, a withdrawal of amounts from such a plan may have adverse tax consequences. A shareholder contemplating such a withdrawal should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.


SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange, or any foreign market where the Funds' securities trade is closed or trading is restricted, a Fund may ask the SEC to permit the right of redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS


INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.


Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

-----------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                  AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
-----------------------------------------------------------------------------------------
Less than $100,000                                           4.00%
-----------------------------------------------------------------------------------------
$100,000 but less than $250,000                              3.00%
-----------------------------------------------------------------------------------------
$250,000 but less than $500,000                              2.25%
-----------------------------------------------------------------------------------------
$500,000 but less than 1,000,000                             1.20%
-----------------------------------------------------------------------------------------
Greater than 1,000,000                                       1.00%
-----------------------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class shares of the Rydex Funds that you own (other than A-Class Shares of the U.S. Government money Market Fund, as discussed in the prospecuts), calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

      AGGREGATING ACCOUNTS (GROUP PURCHASES)

      1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class share (other than A-Class Shares of the U.S. Government Money Market Fund) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

o     solely controlled business accounts;

o     single participant retirement plans; or

o endowments or foundations established and controlled by you or your immediate family.

      2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

      3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

      SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

            CALCULATING THE INITIAL SALES CHARGE:


o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectus).


o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

            CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

o The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

            FULFILLING THE INTENDED INVESTMENT

o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

            CANCELING THE LOI

      o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

      o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' Prospectuses is not intended as a substitute for careful tax planning.


The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.


REGULATED INVESTMENT COMPANY ("RIC") STATUS

Each of the Funds intends to seek to qualify for, and elect to be treated as a RIC under Subchapter M of the Code. Accordingly, each Fund must, among other requirements, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (b) diversify its holding so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

In addition, each Fund must distribute at least 90% of its investment company taxable income (generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as described below, a federal excise tax may be imposed in the event a Fund fails to meet certain distribution thresholds.

As a RIC, a Fund would not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

In the event of a failure by a Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders. In addition, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders as ordinary income. In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders and for the reduced tax rates on qualified dividend income for individual shareholders.

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund. A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that any of the Funds will be able to pass through to you your pro-rata share of any foreign taxes paid by a Fund.

A Fund has available to it a number of elections under the Code concerning the treatment of certain complex securities for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

FUND DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Fund's earnings and profits. Each Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (net capital gains). If such gains are distributed as a capital gains distribution, they are taxable to shareholders at rates applicable to long-term capital gains regardless of how long the shares were held. If any such gains are retained, a Fund will pay federal income tax thereon, and, if such Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold, or exchanged.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Fund in the year in which the dividends were declared.

Investors should be careful to consider the tax implications of purchasing a Fund's shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distributions. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by a Fund prior to the investor's purchase.

Each Fund will provide an annual statement to shareholders describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction and for the reduced tax rates on qualified dividend income.

SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES

The sale, exchange or redemption of a Fund share is generally a taxable event for the shareholder. Generally, if you hold your shares as a capital asset, gain or loss on the sale, exchange or redemption of a Fund share will be capital gain or loss. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Fund share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of the Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Fund shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FEDERAL EXCISE TAX

If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), a Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. Each Fund intends to make sufficient distributions to avoid triggering the tax, but can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

BACK-UP WITHHOLDING

Each Fund is required to withhold and remit to the U.S. Treasury 28% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding due to a failure to furnish the Trust with a correct taxpayer identification number, a failure to report fully dividend or interest income, or failure to certify to the Trust that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to withholding, or failure to certify that such a shareholder is a U.S. person (including a U.S. resident alien). (An individual's taxpayer identification number is generally the individual's social security number.) The 28% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

STATE TAX ISSUES


Each Fund may be subject to tax or taxes in certain states where the Fund does business. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund shares.


Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.

OTHER INFORMATION

PORTFOLIO HOLDINGS


The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of April 1, 2005, Fund portfolio holdings information is disclosed to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research, Thomson Financial, Bloomberg and Standard & Poor's.

The Funds' Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

In addition to the permitted disclosures described above, the Funds must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES


You  may  visit  the  Trust's  web  site  at  www.rydexinvestments.com  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.


INDEX PUBLISHERS

The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or by Dow Jones. S&P and Dow Jones make no representation or warranty, express or implied, to the owners of the Rydex Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex Funds particularly or the ability of the S&P Indexes to track general stock market performance. S&P and Dow Jones' only relationship to Rydex Investments is the licensing of certain trademarks and trade names of S&P and of Dow Jones and of the S&P Indexes and Dow Jones Industrial AverageSM which is determined, composed and calculated by S&P and Dow Jones, respectively, without regard to Rydex Investments or the Rydex Funds. S&P and Dow Jones have no obligation to take the needs of Rydex Investments or the owners of the Rydex Funds into consideration in determining, composing or calculating the S&P Indexes or the Dow Jones Industrial AverageSM, respectively. S&P and Dow Jones are not responsible for and have not participated in the determination of the prices and amount of the Rydex Funds, the timing of the issuance or sale of the Rydex Funds, or in the determination or calculation of the net asset value of the Rydex Funds. S&P and Dow Jones have no obligation or liability in connection with the administration, marketing or trading of the Rydex Funds.

S&P AND DOW JONES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR DOW JONES INDUSTRIAL AVERAGESM, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN AND S&P AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P AND DOW JONES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE RYDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR DOW JONES INDUSTRIAL AVERAGESM , RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. S&P AND DOW JONES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR DOW JONES INDUSTRIAL AVERAGESM , RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR DOW JONES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND RYDEX INVESTMENTS.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN


PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, is the independent registered public accounting firm of the Trust and each of the Funds.

U. S. Bank (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.


FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended December 31, 2004, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Trust's Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION


      PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:


o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.   PROXY VOTING POLICIES AND PROCEDURES

      A.    Proxy Voting Policies

            Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

            The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

B.    Proxy Voting Procedures

            Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and


o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.


III.  RESOLVING POTENTIAL CONFLICTS OF INTEREST

      The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

o Managing a pension plan for a company whose management is soliciting proxies;


o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

o Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

      To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS


      For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.


V.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

      Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.   ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

      Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

      (i)   The name of the issuer of the portfolio security;

      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi) Whether the matter was proposed by the issuer or by a security holder;

      (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;


      (viii)How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and


      (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VII.  DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      On or before August 6, 2003, Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

      Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;

      (ii)  Proxy Statements received regarding client securities;

      (iii) Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

      (v)   Records of client requests for proxy voting information.

      With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

      Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.


BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                     Vote With Mgt.
B. Chairman and CEO is the Same Person                            Vote With Mgt.
C. Majority of Independent Directors                              Vote With Mgt.
D. Stock Ownership Requirements                                   Vote With Mgt.
E. Limit Tenure of Outside Directors                              Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection  Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                 Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election             Vote With Mgt.
B. Reimburse Proxy Solicitation                                   Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                             Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                             Vote With Mgt.
B. Cumulative Voting                                              Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                   Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                Case-by-Case
B. Fair Price Provisions                                          Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                     Vote With Mgt.
     To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                     Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                            Vote With Mgt.
B. Equal Access                                                   Vote With Mgt.
C. Bundled Proposals                                              Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                     Vote With Mgt.
B. Stock Splits                                                   Vote With Mgt.
C. Reverse Stock Splits                                           Vote With Mgt.
D. Preemptive Rights                                              Vote With Mgt.
E. Share Repurchase Programs                                      Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and                   Case-by-Case
     Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes          Vote With Mgt.
C. Employee Stock Ownership Plans                                 Vote With Mgt.
D. 401(k) Employee Benefit Plans                                  Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                 Vote With Mgt.
B. Voting on Reincorporation Proposals                            Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                       Case-by-Case
B. Corporate Restructuring                                        Vote With Mgt.
C. Spin-Offs                                                      Vote With Mgt.
D. Liquidations                                                   Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                          Vote With Mgt.

                            PART C: OTHER INFORMATION

ITEM 23.    EXHIBITS:
--------    ---------

(a)(1) Amended and Restated Certificate of Trust of Rydex Dynamic Funds (the "Registrant" or the "Trust") dated November 23, 1999 is incorporated herein by reference to Exhibit (a)(3) of Pre-Effective Amendment No. 1 to this Registration Statement, filed November 24,1999.

(a)(2) Amended and Restated Declaration of Trust of the Trust dated November 23, 1999 is incorporated herein by reference to Exhibit
            (a)(4) of Pre-Effective Amendment No. 1 to this Registration Statement, filed November 24, 1999.

(b) Amended and Restated By-Laws of the Trust dated November 23, 1999 are incorporated herein by reference to Exhibit (b)(2) of Pre-Effective Amendment No. 1 to this Registration Statement, filed November 24,1999.

(c)         Not Applicable.

(d) Advisory Agreement dated April 30, 2004 between the Registrant and PADCO Advisors, Inc. is filed herewith.

(e) Distribution Agreement dated December 16, 2003 between the Registrant and Rydex Distributors, Inc. is filed herewith.

(f)         Not Applicable.

(g) Custody Agreement dated January 18, 2000 between the Registrant and Firstar Bank, N.A., is filed herewith.

(h)(1) Amended and Restated Service Agreement dated November 15, 2004 between the Registrant and Rydex Fund Services, Inc. is filed herewith.

(h)(2) Accounting Services Agreement dated May 1, 2000 between the Registrant and PADCO Service Company, Inc., d/b/a Rydex Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 3 to this Registration Statement, filed April 30, 2001.

(h)(3) Amendment dated June 1, 2003 to the Accounting Services Agreement dated May 1, 2000 between the Registrant and Rydex Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed on April 26, 2004.

(h)(4) Amendment dated November 10, 2003 to the Accounting Services Agreement dated May 1, 2000 between the Registrant and Rydex Fund Services, Inc., is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed on April 26, 2004.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is filed herewith.

(k)         Not Applicable.

(l)         Not Applicable.

(m)(1) Distribution Plan dated February 25, 2000 is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 3 to this Registration Statement, filed April 30, 2001.

(m)(2) Amendment dated November 18, 2002 to the Distribution Plan dated February 25, 2000 is filed herewith

(m)(3) Distribution and Shareholder Services Plan dated August 28, 2000 is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 3 to this Registration Statement, filed April 30, 2001.

(m)(4) Amendment dated November 10, 2003 to the Distribution and Shareholder Services Plan dated August 28, 2000 is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed on April 26, 2004.

(m)(5) Amendment dated November 10, 2003 to the Distribution Plan dated February 25, 2000 is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed on April 26, 2004.

(n)(1) Rule 18f-3 Plan dated August 28, 2000 is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 3 to this Registration Statement, filed April 27, 2001.

(n)(2) Amendment dated November 14, 2000 to the Rule 18f-3 Multiple Class Plan dated August 28, 2000 is filed herewith.

(n)(3) Amendment dated March 2, 2001 to the Rule 18f-3 Multiple Class Plan dated August 28, 2000 is filed herewith.

(n)(4) Amendment dated November 18, 2002 to the Rule 18f-3 Multiple Class Plan dated August 28, 2000 is filed herewith.

(n)(5) Amendment dated November 10, 2003 to the Rule 18f-3 Multiple Class Plan dated August 28, 2000 is incorporated herein by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed on April 26, 2004.

(o)         Not Applicable.

(p) Combined Code of Ethics for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Rydex Capital Partners SPhinX Fund, PADCO Advisors, Inc. d/b/a Rydex Investments, PADCO Advisors II, Inc. d/b/a

            Rydex Investments, Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, Rydex Distributors, Inc., and Rydex Fund Services, Inc. is filed herewith.

(q) Powers of Attorney for Albert P. Viragh, Jr., Carl G. Verboncoeur, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Patrick T. McCarville, and Roger Somers is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 3 to this Registration Statement, filed April 27, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 25. INDEMNIFICATION

The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of August 6, 1999 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

      (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

      (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

      (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

ADVISER

PADCO Advisors Inc., d/b/a Rydex Investments, (the "Advisor") is the investment advisor for the Trust. The principal address of the Advisor is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Advisor is an investment adviser registered under the Investment Advisers Act of 1940.

The officers and directors of the Advisor are as follows:

      NAME                           POSITION
      ----                           --------
      Carl G. Verboncoeur            Chief Executive Officer and Treasurer
      Michael P. Byrum               President and Secretary

Additional information as to any other business, profession, vocation or employment of substantial nature engaged in by each such officer and director is included in the Trust's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Rydex Distributors, Inc. (formerly, PADCO Financial Services, Inc.) serves as the principal underwriter for the Registrant, Rydex Series Funds, Rydex Variable Trust, Rydex ETF Trust, and Rydex Capital Partners SPhinX Fund.

(b) The following information is furnished with respect to the directors and officers of Rydex Distributors, Inc.

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH         POSITIONS AND OFFICES
BUSINESS ADDRESS         UNDERWRITER                        WITH REGISTRANT
-------------------      ---------------------------        -----------------------
Carl G. Verboncoeur      President, CEO, and Treasurer      President and CEO

Michael P. Byrum         None                               Vice President

Nick Bonos               None                               Vice President and Treasurer

Joanna M. Haigney        None                               Secretary

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

ITEM 29. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Parts A and B.

ITEM 30. UNDERTAKINGS

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 10 to Registration Statement 333-84797 to be signed on its behalf by the undersigned, duly authorized, in the City of Rockville, State of Maryland on this 29th day of April, 2005.

                                              RYDEX DYNAMIC FUNDS

                                              By: /s/ CARL G. VERBONCOEUR
                                                  -----------------------
                                              Carl G. Verboncoeur
                                              President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities on the dates indicated.

SIGNATURE                       TITLE                                        DATE
---------                       -----                                        ----

/s/ CARL G. VERBONCOEUR         President and Chief Executive Officer        April 29, 2005
-------------------------
Carl G. Verboncoeur

            *                   Member of the Board of Trustees              April 29, 2005
-------------------------
Corey A. Colehour

            *                   Member of the Board of Trustees              April 29, 2005
-------------------------
J. Kenneth Dalton

            *                   Member of the Board of Trustees              April 29, 2005
-------------------------
John O. Demaret

            *                   Member of the Board of Trustees              April 29, 2005
-------------------------
Roger Somers

            *                   Member of the Board of Trustees              April 29, 2005
-------------------------
Patrick T. McCarville


*By /s/ CARL G. VERBONCOEUR
    -----------------------
Carl G. Verboncoeur, Attorney-in-Fact, pursuant to powers of attorney previously filed.

                               RYDEX DYNAMIC FUNDS
                                  EXHIBIT INDEX

NUMBER     EXHIBIT:
------     --------

EX-99.D           Advisory Agreement dated April 30, 2004.

EX-99.E           Distribution Agreement dated December 16, 2003.

EX-99.G           Custody Agreement dated January 18, 2000.

EX-99.H1          Amended and Restated Service Agreement dated November 15,
                  2004.

EX-99.I           Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP.

EX-99.J Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

EX-99.M2          Amendment dated November 18, 2002 to the Distribution Plan.

EX-99.N2          Amendment dated November 14, 2000 to the Rule 18f-3 Multiple
                  Class Plan.

EX-99.N3          Amendment dated March 2, 2001 to the Rule 18f-3 Multiple Class
                  Plan.

EX-99.N4          Amendment dated November 18, 2002 to the Rule 18f-3 Multiple
                  Class Plan.

EX-99.P Combined Code of Ethics for Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Rydex Capital Partners SPhinX Fund, PADCO Advisors, Inc. d/b/a Rydex Investments, PADCO Advisors II, Inc d/b/a Rydex Investments, Rydex Capital Partners I, LLC, Rydex Capital Partners II, LLC, Rydex Distributors, Inc. and Rydex Fund Services, Inc.